Exhibit 10.1

EXECUTION VERSION

SUPPORT AND LIMITED WAIVER AGREEMENT

This SUPPORT AND LIMITED WAIVER AGREEMENT (together with all Exhibits, Annexes and Schedules hereto, in each case as amended, supplemented or otherwise modified from time to time, this “Support Agreement”) is dated as of December 5, 2012 by and among: (i) the Consenting Lenders (as defined below), (ii) SuperMedia Inc. (“SuperMedia”) and certain subsidiaries of SuperMedia set forth on Schedule 1 attached hereto (collectively, the “SuperMedia Parties”), and (iii) JPMorgan Chase Bank, N.A. (“JPMorgan”), as administrative agent under the Credit Agreement (as defined below) (each of the parties set forth in clauses (i) through (iii) above, a “Party”; collectively, the “Parties”).

WHEREAS, SuperMedia, as borrower, certain lenders (the “Lenders”) and JPMorgan, as administrative agent and collateral agent (in such capacities, the “Administrative Agent”), are parties to the Loan Agreement, dated as of December 31, 2009 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, Dex One Corporation (“Dex”) and Dex Media, Inc. (“Dex Media”), each as a guarantor, Dex Media East, Inc. (“Dex East”), as borrower, certain lenders (the “Dex East Lenders”) and JPMorgan, as administrative agent and collateral agent, are parties to the Amended and Restated Credit Agreement, dated as of January 29, 2010 (as amended, supplemented or otherwise modified from time to time, the “Dex East Credit Agreement”);

WHEREAS, Dex and Dex Media, each as a guarantor, Dex Media West, Inc. (“Dex West”), as borrower, certain lenders (the “Dex West Lenders”) and JPMorgan, as administrative agent and collateral agent, are parties to the Amended and Restated Credit Agreement, dated as of January 29, 2010 (as amended, supplemented or otherwise modified from time to time, the “Dex West Credit Agreement”);

WHEREAS, Dex, as a guarantor R.H. Donnelley Inc. (“RHD”), as borrower, certain lenders (the “RHD Lenders”; together with the Dex East Lenders and the Dex West Lenders, the “Dex Lenders”) and Deutsche Bank Trust Company Americas, as administrative agent and collateral agent, are parties to the Third Amended and Restated Credit Agreement, dated as of January 29, 2010 (as amended, supplemented or otherwise modified from time to time, the “RHD Credit Agreement”; together with the Dex East Credit Agreement and the Dex West Credit Agreement, the “Dex Credit Agreements”);

WHEREAS, (i) each of Dex and Newdex, Inc., a direct wholly-owned subsidiary of Dex (“Newco”), desires to merge Dex with and into Newco, with Newco as the surviving entity (the “Dex Merger”) and (ii) immediately following consummation of the Dex Merger, each of Newco, SuperMedia and Spruce Acquisition Sub, Inc., a direct wholly-owned subsidiary of Newco (“Merger Sub”), desire to merge Merger Sub with and into SuperMedia, with SuperMedia as the surviving entity (the “SuperMedia Merger” and together with the Dex Merger, the “Proposed Merger”), each in accordance with the Amended and Restated Agreement and Plan of Merger among Dex, Newco, SuperMedia and Merger Sub, dated as of December 5, 2012 (as amended, supplemented or otherwise modified from time to time, the “Merger Agreement”);

WHEREAS, after giving effect to the Proposed Merger, SuperMedia will become a direct wholly-owned subsidiary of Newco, and Newco will become the Ultimate Parent;

WHEREAS, to effectuate the Proposed Merger and the transactions related thereto, the SuperMedia Parties have requested certain amendments to the Credit Agreement, all of which are conditions precedent to the consummation of the Proposed Merger (the “Amended and Restated Credit Agreement”; together with the Proposed Merger and the transactions related thereto, the “Transaction”);

WHEREAS, the SuperMedia Parties have requested that the Lenders execute and deliver this Support Agreement to evidence their support for the Transaction (including the Amended and Restated Credit Agreement), whether the Transaction is consummated out-of-court or pursuant to a prepackaged chapter 11 plan of reorganization of the SuperMedia Parties under the Bankruptcy Code, as provided herein;

WHEREAS, the Consenting Lenders are willing to enter into the Amended and Restated Credit Agreement as more particularly described in the term sheet annexed hereto as Exhibit D (the “Amendment Term Sheet”), subject to the terms and conditions set forth herein;

WHEREAS, to effectuate the Proposed Merger and the transactions related thereto, Dex, Dex Media, Dex East, Dex West, RHD and certain of their subsidiaries (the “Dex Parties”) have requested certain amendments to the Dex Credit Agreements, which are conditions precedent to the consummation of the Proposed Merger (the “Dex Amendments”);

WHEREAS, the Dex Parties have requested that the Dex Lenders execute and deliver a support and waiver agreement to evidence their support for the Dex Amendments, the Proposed Merger and the transactions related thereto, whether consummated out-of-court or pursuant to a prepackaged chapter 11 plan of reorganization of the Dex Parties under the Bankruptcy Code, as provided in the Dex Support Agreement (as defined below);

WHEREAS, certain Dex Lenders (the “Consenting Dex Lenders”) are willing to enter into the Dex Amendments as more particularly described on the term sheets annexed as Exhibits D, E and F, respectively, to the Support and Limited Waiver Agreement among the Dex Parties and the Consenting Dex Lenders, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the “Dex Support Agreement”), a copy of which is annexed hereto as Exhibit B, subject to the terms and conditions of the Dex Support Agreement;

NOW, THEREFORE, in consideration of the foregoing and the promises, mutual covenants, and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Party, intending to be legally bound, agrees as follows:

Section 1.      Definitions.

Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Credit Agreement.  As used in this Support Agreement, the following terms have the meanings specified below:

“Adequate Protection” means customary adequate protection granted to secured parties in chapter 11 cases of the size and type of the Chapter 11 Cases if the Prepackaged Alternative is applicable, including current pay cash interest at the non-default rate specified in the Credit Agreement for accrued and unpaid interest as of the Petition Date and for interest accruing after the Petition Date, any mandatory prepayments (other than as a result of the acceleration of the Loans upon the commencement of the Chapter 11 Cases) in the amounts and on the dates required under the Credit Agreement, cash payments due under Swap Agreements in the ordinary course and at the non-default rate set forth in the applicable Swap Agreement (to the extent such

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Swap Agreement has not been terminated in accordance with the Bankruptcy Code), adequate protection liens, superpriority administrative claims and current payment of ongoing professional fees and expenses (including legal counsel fees and financial advisor fees) of the Administrative Agent.

“Bankruptcy Code” means chapter 11 of title 11 of the United States Code, as amended.

“Bankruptcy Court” means the United States Bankruptcy Court for the District of Delaware.

“Bankruptcy Rules” means the Federal Rules of Bankruptcy Procedure as promulgated by the United States Supreme Court under section 2075 of title 28 of the United States Code, 28 U.S.C. § 2075, as applicable to the Chapter 11 Cases and the general, local and chambers rules of the Bankruptcy Court.

“Bankruptcy Threshold” has the meaning set forth in Section 3.1(a)(4).

“Bankruptcy Threshold Date” means 5:00 p.m. (New York City time) on December 21, 2012; provided that SuperMedia and the Administrative Agent may extend such date one or more times to a date no later than the 40th day after the Support Agreement Effective Date.

“Chapter 11 Cases” means reorganization cases filed by the SuperMedia Parties in accordance with and subject to the terms of this Support Agreement.

“Claims” means, subject to and without limiting Section 8.7(c), with respect to each Consenting Lender, such Consenting Lender’s claims (as defined in section 101(5) of the Bankruptcy Code) arising under the Credit Agreement, against SuperMedia set forth on such Consenting Lender’s signature page hereto or Lender Joinder, as applicable and as may be acquired after the date of such signature page or Lender Joinder, as applicable; provided that if there is any discrepancy in the principal amount of Loans set forth on a Consenting Lender’s signature page hereto and the principal amount of Loans held by such Consenting Lender as reflected in the Administrative Agent’s Register, the principal amount set forth on such Register shall be conclusive for purposes of this Support Agreement absent manifest error.

“Confirmation Order” means an order of the Bankruptcy Court entered on the docket in the Chapter 11 Cases, in form and substance reasonably satisfactory to the Administrative Agent approving the Disclosure Statement and confirming the Plan.

“Consenting Lenders” means the Lenders from time to time party to this Support Agreement (including by the execution and delivery of a Lender Joinder).  “Consenting Lenders” shall not include any Lender who has become a party to this Support Agreement but thereafter materially breaches its obligations hereunder, which breach has not been waived or cured pursuant to the terms hereof.

“Definitive Bankruptcy Documentation” means, in the event the Parties effectuate the Transaction pursuant to the Prepackaged Alternative, the Plan, the Plan Supplement (as defined in the Plan), the Disclosure Statement, the Confirmation Order and the First Day Motions, including any amendments, modifications or supplements made from time to time thereto, which in each case are (x) materially consistent with this Support Agreement and the Plan in the form annexed hereto as Exhibit A and (y) except as otherwise provided herein, in form and substance reasonably satisfactory to the SuperMedia Parties, the Administrative Agent and the Majority

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Documentation Lenders.  All references herein to the Plan, the Plan Supplement, the Disclosure Statement, the Confirmation Order or the First Day Motions shall mean those documents in a form that constitutes Definitive Bankruptcy Documentation.

“Definitive Documentation” means, collectively, the Definitive Bankruptcy Documentation and the Definitive Loan Documentation.

“Definitive Loan Documentation” means the definitive agreements and documents, other than Definitive Bankruptcy Documentation, referenced in or contemplated by the Amendment Term Sheet, the Amended and Restated Credit Agreement, or as otherwise may be reasonably necessary to effectuate the Amended and Restated Credit Agreement, including guarantee and collateral agreements, a shared guarantee and collateral agreement, a subordinated guarantee agreement, an intercreditor and collateral agency agreement, a shared services agreement, amended tax sharing agreements, intellectual property escrow and license agreements, including any amendments, modifications or supplements made from time to time thereto, which definitive agreements and documents in each case are (x) materially consistent with the Amendment Term Sheet and (y) except as otherwise provided herein, in form and substance reasonably satisfactory to the SuperMedia Parties, the Administrative Agent and the Majority Documentation Lenders.  All references herein to the Amendment Term Sheet, Amended and Restated Credit Agreement, or any of the other agreements referred to in this definition shall mean those agreements in a form that constitutes Definitive Loan Documentation.

“Disclosure Statement” means a disclosure statement to be provided to the Lenders relating to the Plan that complies with sections 1125 and 1126(b) of the Bankruptcy Code and is in form and substance reasonably satisfactory to the Administrative Agent.

“First Day Motions” means customary motions, applications and related proposed orders filed by chapter 11 debtors and debtors in possession in chapter 11 cases of the size and type of the Chapter 11 Cases if the Prepackaged Alternative is applicable, including, motions seeking approval of (i) prepackaged plan scheduling procedures, (ii) consensual use of the Secured Parties’ cash collateral and the provision of Adequate Protection to the Secured Parties and (iii) continued use of the SuperMedia Parties’ cash management system, which motions, applications and associated proposed orders shall be in form and substance reasonably satisfactory to the Administrative Agent.

“Joining Lender Party” means a (i) transferee of Claims that executes and delivers a Lender Joinder to the Administrative Agent and the SuperMedia Parties at least five (5) Business Days prior to the relevant Transfer or (ii) Lender that  executes and delivers a Lender Joinder to the Administrative Agent and SuperMedia Parties after the Bankruptcy Threshold Date.

“Lender Joinder” means a joinder to this Support Agreement, substantially in the form annexed hereto as Exhibit C.

“Majority Documentation Lenders” means, as of any date of determination, the majority by number of the Consenting Lenders set forth on Schedule 2 excluding the Administrative Agent  (and, for the avoidance of doubt, not such Consenting Lenders’ successors or assigns and not any Consenting Lender that is no longer bound by this Support Agreement pursuant to the terms hereof) that exercise their consent or approval rights as of such date of determination in accordance with the terms of this Support Agreement.

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“Material Adverse Effect” means a material adverse effect, on (i) the business, property, material agreements, liabilities, financial condition or results of operation of the SuperMedia Parties, taken as a whole, (ii) the validity or the enforceability of the Credit Agreement or any of the other Loan Documents or the rights and remedies of the Administrative Agent and the Lenders under any of the Loan Documents, (iii) the validity or the enforceability of this Support Agreement or (iv) the validity or the enforceability of the Merger Agreement or the ability of the SuperMedia Parties to consummate the Proposed Merger.

“Petition Date” means the date on which the Chapter 11 Cases are commenced.

“Person” means a “person” as defined in Section 101(41) of the Bankruptcy Code.

“Plan” means a joint, prepackaged chapter 11 plan of reorganization (including any Exhibits, Annexes and Schedules thereto) for the SuperMedia Parties that effectuates the Transaction, substantially in the form annexed hereto as Exhibit A.

“Plan Effective Date” means the date that is the first Business Day after the date of satisfaction or, subject to the prior written consent of the Administrative Agent, which consent may not be unreasonably withheld, waiver, of the conditions to effectiveness of the Plan as set forth therein.

“Prepackaged Alternative” means SuperMedia’s election pursuant to Section 2.1(a)(ii) to effectuate the Transaction by commencing the Chapter 11 Cases and seeking confirmation by the Bankruptcy Court of the Plan.

“Qualified Marketmaker” means an entity that (i) holds itself out to the market as standing ready in the ordinary course of its business to purchase from customers and sell to customers claims against the SuperMedia Parties (including debt securities, the Loans or other debt) or enter with customers into long and short positions in claims against the SuperMedia Parties (including debt securities, the Loans or other debt), in its capacity as a dealer or market maker in such claims against the SuperMedia Parties and (ii) is in fact regularly in the business of making a market in claims against issuers or borrowers (including debt securities or other debt).

“Required Consenting Lenders” means the consent of Consenting Lenders holding greater than 66 2/3% of the aggregate outstanding principal amount of the Loans that are held by Consenting Lenders.

“SEC” means the Securities and Exchange Commission.

“SEC Documents” has the meaning set forth in Section 3.1(c)(1).

“Solicitation Commencement Date” means the date the SuperMedia Parties’ claims and solicitation agent first distributes the Disclosure Statement and ballots to the Lenders to solicit acceptances of the Plan from the Lenders.

“Solicitation End Date” means the 30th day after the Solicitation Commencement Date.

“Support Agreement Effective Date” means the date upon which all the conditions set forth in Section 4 are satisfied or waived by the Administrative Agent, except that the consent of the SuperMedia Parties shall also be required to waive satisfaction of the condition set forth in Section 4(b) and (f).

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“Termination Date” means (i) with respect to the Termination Events in Section 3.1(a), the date of the occurrence of such Termination Event and (ii) with respect to the Termination Events in Sections 3.1(b), (c) and (d), the date of expiration (without waiver) of the ten (10) Business Day cure period if the applicable Termination Event shall not have been cured.

“Termination Event” means any event set forth in Section 3.1.

“Transfer” means, with respect to any Claim, the sale, assignment or transfer thereof.

The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined.  Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.  The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”.  The word “will” shall be construed to have the same meaning and effect as the word “shall”.  Unless the context requires otherwise (a) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (b) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Support Agreement in its entirety and not to any particular provision hereof and (c) all references herein to Articles, Sections, Exhibits, Annexes and Schedules shall be construed to refer to Articles and Sections of, and Exhibits, Annexes and Schedules to, this Support Agreement.

Section 2.      Transaction, Plan and Definitive Documentation.

2.1                               Support of Transaction, Plan and Definitive Documentation.

(a)           Until the Termination Date, the SuperMedia Parties, jointly and severally, agree to:

(i)            take any and all reasonably necessary and appropriate actions (including obtaining requisite corporate approvals) consistent with their obligations under the Merger Agreement and this Support Agreement in furtherance of the Transaction and, if applicable, the confirmation and consummation of the Plan;

(ii)           take any and all reasonably necessary and appropriate actions to obtain executed signature pages to the Amended and Restated Credit Agreement and this Support Agreement from Lenders holding 100% of the aggregate outstanding principal amount of Loans under the Credit Agreement; provided that the SuperMedia Parties may, at their option, elect to effectuate the Transaction through the Prepackaged Alternative and the Plan; and

(iii)          take any and all reasonably necessary and appropriate actions (including obtaining requisite corporate approvals) to (A) in conjunction with the distribution of the Disclosure Statement, solicit votes from Lenders to accept the Plan and (B) in the event the SuperMedia Parties elect to effectuate the Transaction pursuant to the Prepackaged Alternative (i) commence the Chapter 11 Cases by filing voluntary petitions under the Bankruptcy Code in the Bankruptcy Court, (ii) file and seek approval on an interim and final (to the extent applicable) basis of First Day Motions,

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and (iii) file the Plan and Disclosure Statement with the Bankruptcy Court on the Petition Date and seek approval of the Disclosure Statement and confirmation of the Plan.  The SuperMedia Parties shall, except where it is not reasonably practicable, provide draft copies of all motions or applications and other documents any of the SuperMedia Parties intends to file with the Bankruptcy Court after the Petition Date to counsel for the Administrative Agent at least three (3) Business Days prior to the date when the SuperMedia Parties intend to file any such motion, application or document and shall consult in good faith with such counsel regarding the form and substance of any such proposed filing with the Bankruptcy Court.

(b)           Until the Termination Date, the Consenting Lenders, severally and not jointly, agree to:

(i)            support and take any and all reasonably necessary and appropriate actions in furtherance of consummation of the Amended and Restated Credit Agreement and the effectiveness of this Support Agreement;

(ii)           subject to receipt of the Disclosure Statement and solicitation in accordance with section 1126(b) of the Bankruptcy Code and subject to Section 7 hereof, (x) timely vote its Claims to accept the Plan (and to the extent any direction is requested with respect to voting of any claim held by a Consenting Lender for trades not settled (but which claims will be bound by the terms hereof upon the closing of such trade) to timely direct the vote of such claims to accept the Plan in accordance with market convention) and (y) not change or withdraw (or cause to be changed or withdrawn) such vote, unless the Plan is modified in a manner (A) materially inconsistent with the Plan in the form annexed hereto as Exhibit A and the Amendment Term Sheet or (B) that materially adversely affects the rights of the Consenting Lenders under this Support Agreement; and

(iii)          in the event the SuperMedia Parties elect to effectuate the Transaction pursuant to the Prepackaged Alternative, (A) support approval of the Disclosure Statement and confirmation of the Plan (and not object to approval of the Disclosure Statement or confirmation of the Plan, or support the efforts of any other Person to oppose or object to, approval of the Disclosure Statement or confirmation of the Plan), unless the Plan is modified in a manner (x) materially inconsistent with the Plan in the form annexed hereto as Exhibit A and the Amendment Term Sheet or (y) that materially adversely affects the rights of the Consenting Lenders under this Support Agreement, (B) support (and not object to or support the efforts of any other Person to oppose or object to) the First Day Motions, (C) refrain from taking any action not required by law that is inconsistent with, or that would materially delay or impede approval, confirmation or consummation of the Plan or that is otherwise inconsistent with the express terms of this Support Agreement, the Plan in the form annexed hereto as Exhibit A and the Amendment Term Sheet, unless such action is taken in response to an action taken by a SuperMedia Party that is inconsistent with the terms of this Support

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Agreement, and (D) not, directly or indirectly, propose, support, solicit, encourage, or participate in the formulation of any plan of reorganization or liquidation in the Chapter 11 Cases other than the Plan.

For the avoidance of doubt, and without limiting any of the SuperMedia Parties’ rights under the Merger Agreement, each of the SuperMedia Parties also agrees, severally and not jointly, that, until the Termination Date, it will not take any action (or refrain from taking an action) that, directly or indirectly, would in any material respect interfere with, delay, impede, or postpone or take any other action that interferes with, the implementation of the Transaction and, if necessary, confirmation and consummation of the Plan.

Section 3.      Termination.

3.1                               Termination Events.

(a)           Automatic Termination. This Support Agreement, and the obligations of all Parties hereunder, shall terminate automatically without any further action or notice:

(1)   if SuperMedia has provided the Administrative Agent with the notice contemplated in clause (ii) of Section 3.1(c)(9), and the Amended and Restated Credit Agreement is not consummated and effective pursuant to the terms of the Definitive Loan Documentation on or prior to (a) the 130th day after the Support Agreement Effective Date in the event that the Dex Parties have not commenced Chapter 11 Cases (as defined in the Dex Support Agreement), or (b) the 190th day after the Support Agreement Effective Date in the event that the Dex Parties have commenced Chapter 11 Cases (as defined in the Dex Support Agreement);

(2)   on the 100th day after the Support Agreement Effective Date if (x) based on the Administrative Agent’s Register as of such date, the Consenting Lenders hold less than 100% of the aggregate outstanding principal amount of the Loans and (y) prior thereto, the Solicitation Commencement Date has not occurred;

(3)   on the date on which the Amended and Restated Credit Agreement has become effective in accordance with its terms (which, if the Transaction is effectuated pursuant to the Prepackaged Alternative, shall be the Plan Effective Date);

(4)   on the Bankruptcy Threshold Date, unless the Administrative Agent and the SuperMedia Parties have received executed signature pages to this Support Agreement from (i) more than 50% of the Lenders and (ii) Lenders holding no less than 66 2/3% of the aggregate outstanding principal amount of the Loans (the thresholds set forth in clauses (i) and (ii) above, collectively, the “Bankruptcy Threshold”);

(5)   upon the commencement of any of the Chapter 11 Cases prior to (x) the Solicitation Commencement Date or (y) the Solicitation End Date;

(6)   on the date on which any court of competent jurisdiction or other competent governmental or regulatory authority issues a ruling or an order making illegal or otherwise restricting, preventing or prohibiting the consummation of the

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Proposed Merger, the Amended and Restated Credit Agreement, the Dex Amendments or any other aspect of the Transaction; provided that any such ruling or order remains in effect for a period of five (5) Business Days following its issuance or entry;

(7)   upon the occurrence of the Termination Date under and as defined in the Dex Support Agreement;

(8)   if the SuperMedia Parties have commenced the Chapter 11 Cases:

(i)            on the date on which any of the Chapter 11 Cases shall be dismissed or converted to a chapter 7 case, or a chapter 11 trustee, a responsible officer, or an examiner with enlarged powers relating to the operation of the businesses of any of the SuperMedia Parties (powers beyond those set forth in Section 1106(a)(3) and (4) of the Bankruptcy Code) shall be appointed in any of the Chapter 11 Cases or any of the SuperMedia Parties shall file a motion or other request for any such relief;

(ii)           upon the entry of any order in the Chapter 11 Cases terminating any SuperMedia Party’s exclusive right to file a plan of reorganization pursuant to section 1121 of the Bankruptcy Code; or

(iii)          if any SuperMedia Party’s consensual use of cash collateral of the Secured Parties is terminated in accordance with an interim or final cash collateral order entered in the Chapter 11 Cases as required pursuant to Section 3.1(c)(11);

(9)           upon the termination of the Merger Agreement pursuant to its terms (after giving effect to any applicable grace or cure period specified therein); and

(10)         on the date the SuperMedia Parties or the Consenting Lenders elect to terminate this Support Agreement in accordance with clause (y) of Section 8.13.

(b)           Termination After Breach.  Subject to the immediately succeeding sentence, this Support Agreement, and the obligations of all Parties hereunder shall terminate ten (10) Business Days after the SuperMedia Parties or the Administrative Agent (on behalf of or upon the direction of the Required Consenting Lenders) give written notice of a material breach of any of the undertakings, representations, warranties or covenants of this Support Agreement by the SuperMedia Parties (in the case of notice from the Administrative Agent) or any Consenting Lender (in the case of notice from the SuperMedia Parties), and such breach shall not have been cured or waived by the SuperMedia Parties or such Consenting Lender, as the case may be, in the ten (10) Business Day period after the receipt by the Administrative Agent or the SuperMedia Parties, as the case may be, of such notice (it being understood that the Parties’ obligations under Section 2.1 shall be deemed material in all events).  Other than as set forth in Section 3.1(d), if any Consenting Lender shall breach its obligations under this Support Agreement, the Termination Event arising as a result of such act or omission shall apply only to such Consenting Lender, and this Support Agreement shall otherwise remain in

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full force and effect with respect to the SuperMedia Parties and all other Consenting Lenders.

(c)           Termination After Specified Events.  This Support Agreement, and the obligations of all Parties hereunder shall terminate, ten (10) Business Days after the occurrence of any of the following events if such event has not been cured by the SuperMedia Parties or waived by the Administrative Agent and the Required Consenting Lenders in accordance with Section 8.12 within such ten (10) Business Day period:

(1)   on the third (3rd) day after the Support Agreement Effective Date, unless prior thereto Dex shall have filed with the SEC its registration statement on Form S-4 including a proposed joint proxy statement/prospectus and disclosure statement (collectively, the “SEC Documents”) with respect to the Proposed Merger and the Merger Agreement, each in form and substance reasonably satisfactory to the Administrative Agents;

(2)   at 11:59 p.m. (New York City time) on December 16, 2012 (provided that SuperMedia and the Administrative Agent may, by mutual agreement, extend such period to end no later than the 35th day after the Support Agreement Effective Date), unless prior thereto the proposed Amended and Restated Credit Agreement (excluding exhibits and schedules thereto) has been made available to the Lenders;

(3)   on the 55th day after the Support Agreement Effective Date, unless prior thereto the Definitive Loan Documentation (other than the Amended and Restated Credit Agreement) has been made available to the Lenders;

(4)   on the 75th day after the SEC Documents have been filed with the SEC, unless prior thereto the SEC has declared the registration statement effective for purposes of the proposed SuperMedia Stockholder Approval (as defined in the Merger Agreement);

(5)   on the fifth (5th) Business Day after the effective date of the registration statement, unless prior thereto the SuperMedia Parties have commenced solicitation of the SuperMedia Stockholder Approval (as defined in the Merger Agreement);

(6)   if the Solicitation Commencement Date is not the same date as the date the SuperMedia Parties have commenced solicitation of the SuperMedia Stockholder Approval;

(7)   on the Solicitation Commencement Date, unless on or prior thereto the SuperMedia Parties have made available to the Lenders the proposed Plan, the Disclosure Statement and other solicitation materials;

(8)   on the 10th day after the Solicitation Commencement Date, unless prior thereto the proposed Definitive Bankruptcy Documentation (other than the Plan, the Disclosure Statement and the other solicitation materials) has been made available to the Lenders); provided that, for the avoidance of doubt, such proposed Definitive Bankruptcy Documentation (other than the Plan, the

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Disclosure Statement and the other solicitation materials) shall be subject to (i) continuing review and modification by SuperMedia and its advisors and (ii) clauses (x) and (y) of the definition of “Definitive Bankruptcy Documentation”);

(9)   on the fifth (5th) Business Day after the Solicitation End Date, unless prior thereto (i) the Chapter 11 Cases have been commenced or (ii) SuperMedia has provided written notice to the Administrative Agent that (x) Lenders holding 100% of the aggregate outstanding principal amount of Loans have agreed to the Amended and Restated Credit Agreement and have executed and delivered this Support Agreement as of the date of such notice, (y) each of the Dex Stockholder Approval and the SuperMedia Stockholder Approval (each as defined in the Merger Agreement) has been obtained, and (z) the SuperMedia Parties have elected to effectuate the Transaction out-of-court;

(10)         the SuperMedia Parties’ failure to file the Plan and the Disclosure Statement with the Bankruptcy Court on the Petition Date;

(11)         the failure of the Bankruptcy Court, subject to the Bankruptcy Court’s schedule, to enter in the Chapter 11 Cases (A) within three (3) Business Days after the Petition Date, an interim order, and (B) on or prior to the 40th day after the Petition Date (unless the Plan Effective Date has occurred), a final order, under Sections 105, 361, 362, 363 and 552 of the Bankruptcy Code and Bankruptcy Rules 2002, 4001 and 9014, and in form and substance reasonably satisfactory to the Administrative Agent, authorizing the SuperMedia Parties to use the cash collateral of, and granting Adequate Protection to, the Secured Parties, and, in the case of the interim order, scheduling a final hearing pursuant to Bankruptcy Rule 4001(B);

(12)         the failure of the Bankruptcy Court, subject to the Bankruptcy Court’s schedule, to enter in the Chapter 11 Cases (A) within three (3) Business Days after the Petition Date, an interim order, and (B) on or prior to the 40th day after the Petition Date (unless the Plan Effective Date has occurred), a final order, in form and substance reasonably satisfactory to the Administrative Agent, approving the SuperMedia Parties’ cash management systems;

(13)         the 50th day after the Petition Date, unless prior thereto the Bankruptcy Court has entered the Confirmation Order, subject to the Bankruptcy Court’s schedule;

(14)         the 15th day after entry of the Confirmation Order approving the Plan, unless prior thereto the Plan Effective Date has occurred;

(15)         the SuperMedia Parties take any of the following actions: (A) withdrawing the Plan, (B) publicly announcing their intention not to proceed with the Plan, or (C) filing any motion, pleading, plan of reorganization and/or disclosure statement that, in the reasonable judgment of the Administrative Agent (x) is materially inconsistent with the Plan in the form annexed hereto as Exhibit A or this Support Agreement (including the Amendment Term Sheet) or (y) materially adversely affects the rights of the Consenting Lenders under this Support Agreement;

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(16)         the Bankruptcy Court grants relief that, in the reasonable judgment of the Administrative Agent (x) is materially inconsistent with this Support Agreement (including the Amendment Term Sheet) or (y) materially adversely affects the rights of the Consenting Lenders under this Support Agreement;

(17)         if any change, effect, event, occurrence, development, circumstance or state of facts occurs that has or would reasonably be expected to have a Material Adverse Effect;

(18)         the occurrence of an Event of Default under the Credit Agreement (other than as a result of the occurrence of an event specified in section 365(e)(1)(A) of the Bankruptcy Code, commencement of the Chapter 11 Cases or a cross-default arising therefrom);

(19)         either (1) a filing by any SuperMedia Party of any motion, application or adversary proceeding challenging the validity, enforceability, perfection or priority of, or seeking avoidance or subordination of, the Obligations (as defined in the Credit Agreement) or the liens securing the Obligations or asserting any other cause of action against and/or with respect to the Obligations, the prepetition liens securing the Obligations, the Administrative Agent or any of the Consenting Lenders (or if any SuperMedia Party supports any such motion, application or adversary proceeding commenced by any third party or consents to the standing of any such third party), or (2) the entry of an order of the Bankruptcy Court granting relief with respect to any of the foregoing claims or causes of action;

(20)         the amendment or modification of, or the filing of a pleading by any of the SuperMedia Parties that seeks to amend or modify, the Plan, the Disclosure Statement or any documents related to the Plan (excluding, however, an amendment or modification to Section 8.3 or Section 8.4 of the Plan, or to a defined term used therein, including under the Confirmation Order, if and to the extent directed by the Bankruptcy Court), which amendment, modification or filing, in the reasonable judgment of the Administrative Agent (x) is materially inconsistent with the Plan in the form annexed hereto as Exhibit A or this Support Agreement (including the Amendment Term Sheet) or (y) materially adversely affects the rights of the Consenting Lenders under this Support Agreement;

(21)         (A) the amendment or modification of, or the filing of a pleading by any of the Dex Parties that seeks to amend or modify, the Plan (as defined in the Dex Support Agreement), the Disclosure Statement (as defined in the Dex Support Agreement), or any documents related to the Plan (as defined in the Dex Support Agreement) (excluding, however, an amendment or modification to Section 8.3 or Section 8.4 of such Plan, or to a defined term used therein, including under the Confirmation Order, as defined in the Dex Support Agreement, if and to the extent directed by the Bankruptcy Court), which amendment, modification or filing, in the reasonable judgment of the SuperMedia Parties or the Administrative Agent, as applicable, (x) is materially inconsistent with the terms of the Transaction or this Support Agreement or (y) materially adversely affects the rights of the SuperMedia Parties or the Consenting Lenders, as applicable, under this Support Agreement; or (B) the amendment, modification or

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supplement of the Dex Support Agreement or the waiver of any terms thereof other than in accordance with Section 8.12; or

(22)         upon the occurrence of a “Termination Event” under and as defined in the Dex Support Agreement (it being understood that, for the avoidance of doubt, a Termination Event occurring under Section 3.1(a) of the Dex Support Agreement shall result in a Termination Date under this Support Agreement without any opportunity to cure or waive such Termination Event).

(d)           Bankruptcy Threshold Termination.  After the Bankruptcy Threshold Date, this Support Agreement, and the obligations of all Parties hereunder shall terminate on the 10th Business Day after the receipt by the Administrative Agent from the SuperMedia Parties, or the SuperMedia Parties from the Administrative Agent, as the case may be, of notice that the Bankruptcy Threshold with respect to the Loans outstanding is no longer satisfied; provided that this Support Agreement shall not terminate if, on the 10th Business Day after such notice is received, the Bankruptcy Threshold with respect to the Loans outstanding is satisfied.

3.2                               Effect of Termination; Termination Event Procedures.

(a)           Each of the SuperMedia Parties hereby agrees that the automatic stay arising pursuant to section 362 of the Bankruptcy Code in the event the Chapter 11 Cases are commenced shall be deemed waived or modified for purposes of providing notice or exercising rights hereunder.

(b)           Upon the Termination Date, any and all ballots with respect to the Plan and signature page(s) to the Amended and Restated Credit Agreement delivered by each Consenting Lender prior to such Termination Date shall be immediately withdrawn, and such ballots and signature pages, as the case may be, shall be deemed to be null and void for all purposes (with respect to the ballots, as expressly set forth therein) and shall not be considered or otherwise used in any manner by the Parties; provided that within five (5) Business Days after the Termination Date any Consenting Lender, on behalf of itself and no other Consenting Lender, may advise the SuperMedia Parties in writing (with a copy to the Administrative Agent) that such Consenting Lender’s ballot, signature page to the Amended and Restated Credit Agreement and signature page or Lender Joinder hereto continue to be effective and are not withdrawn.

Section 4.                  Conditions Precedent to Support Agreement.

The obligations of the Parties and the effectiveness hereof (other than Section 8.7(b) hereof) are subject to satisfaction of each of the following conditions:

(a)           receipt by the Administrative Agent of executed signature pages to this Support Agreement by the SuperMedia Parties;

(b)           receipt by the Administrative Agent and SuperMedia of executed signature pages to this Support Agreement by the Lenders set forth on Schedule 2 attached hereto;

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(c)           receipt by the Administrative Agent of resolutions from each SuperMedia Party evidencing the corporate or similar organizational authority of such SuperMedia Party to execute, deliver and perform its obligations under this Support Agreement;

(d)           receipt by the Administrative Agent of a certificate dated as of the Support Agreement Effective Date from an authorized officer of each SuperMedia Party certifying the names and true signatures of the officers of such SuperMedia Party authorized to sign this Support Agreement;

(e)           receipt by the Administrative Agent of a certificate dated as of the Support Agreement Effective Date from an authorized officer of each SuperMedia Party certifying that the representations and warranties of such SuperMedia Party set forth in this Support Agreement are true and correct;

(f)            the Dex Support Agreement shall have become effective by its terms and shall be in full force and effect or shall become effective simultaneously with the occurrence of the Support Agreement Effective Date;

(g)           receipt by the Administrative Agent of a certificate dated as of the Support Agreement Effective Date from an authorized officer of each SuperMedia Party that is a party to the Merger Agreement certifying that the Merger Agreement is in full force and effect and no party thereto has received notice of a breach of the terms, covenants, agreements, representations or warranties thereto; and

(h)           receipt by the Administrative Agent’s counsel and financial advisors of all reasonable outstanding, invoiced fees and expenses through the Support Agreement Effective Date.

Section 5.                  Representations, Warranties and Covenants.

5.1                               Power and Authority.

Each Consenting Lender, severally and not jointly, and each of the SuperMedia Parties, jointly and severally, represents, warrants and covenants that, as of the Support Agreement Effective Date (or, in the case of Consenting Lenders executing and delivering signature pages hereto after the Support Agreement Effective Date but prior to the Bankruptcy Threshold Date, as of the date of its execution and delivery of its signature page hereto), (i) such Party has and shall maintain all requisite corporate, partnership, or limited liability company power and authority to enter into this Support Agreement and to perform under the Amended and Restated Credit Agreement and (ii) the execution and delivery of this Support Agreement and the performance of its obligations hereunder have been duly authorized by all necessary action on its part.

5.2                               Enforceability.

Each Consenting Lender, severally and not jointly, and each of the SuperMedia Parties, jointly and severally, represents, warrants and covenants that this Support Agreement is the legally valid and binding obligation of it, enforceable in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws limiting creditors’ rights generally or by equitable principles relating to enforceability.

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5.3                               No Material Misstatement or Omission.

The SuperMedia Parties, jointly and severally, represent, warrant and covenant that the joint proxy statement / prospectus and disclosure statement constituting a part of the registration statement on Form S-4 filed with the SEC on or about December 6, 2012 will not with respect to the information contained therein relating to SuperMedia, as of the date such registration statement is declared effective by the SEC, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made therein, in light of the circumstances in which they are made, not materially misleading.  The projections and pro forma financial information contained in the joint proxy statement / prospectus and disclosure statement are based upon good faith estimates and assumptions believed by the SuperMedia Parties to be reasonable at the time made in light of the circumstances under which such estimates and assumptions were made, it being recognized by the Administrative Agent and the Consenting Lenders that such financial information as it relates to future events is not to be viewed as fact and that actual results during the period or periods covered by such financial information may differ from the projected results set forth therein in a material amount.

5.4                               Governmental Consent; No Conflicts.

Each of the SuperMedia Parties, jointly and severally, represents, warrants and covenants that, as of the Support Agreement Effective Date, the execution, delivery, and performance by it of this Support Agreement (a) does not and shall not require any registration or filing with, consent or approval of, or notice to, or other action to, with, or by, any Federal, state, or other governmental authority or regulatory body, except (i) such filings as may be necessary and/or required for disclosure by the SEC and applicable state securities or “blue sky” laws and (ii) any filings in connection with the Chapter 11 Cases, including the approval of the Disclosure Statement and confirmation of the Plan, (b) will not violate any applicable law or regulation or the charter, limited liability company agreement, by-laws or other organizational documents of any of the SuperMedia Parties or any order of any governmental authority and (c) will not violate or result in a default under the Merger Agreement.

5.5                               Ownership.

Each Consenting Lender, severally and not jointly, represents, warrants and covenants that:

(a)           such Consenting Lender is the owner of the Claims set forth on its signature page hereto or on the schedule attached to its Lender Joinder (as applicable), or has and shall maintain the power and authority to bind the legal and beneficial owner(s) of such Claims to the terms of this Support Agreement;

(b)           such Consenting Lender (i) has and shall maintain full power and authority to vote on its Claims and execute and deliver its signature page(s) to the Amended and Restated Credit Agreement and this Support Agreement or (ii) has received direction from the party having full power and authority to vote on its Claims and execute and deliver its signature page(s) to the Amended and Restated Credit Agreement and this Support Agreement;

(c)           other than as permitted under this Support Agreement, such Claims are and shall continue to be free and clear of any pledge, lien, security interest, charge, claim, equity, option, proxy, voting restriction, right of first refusal or other limitation

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on disposition, or encumbrances of any kind, that would adversely affect in any way such Consenting Lender’s performance of its obligations under this Support Agreement at the time such obligations are required to be performed; and

(d)           such Consenting Lender has made no prior Transfer, and has not entered into any other agreement to assign, sell, participate, grant, convey or otherwise transfer, in whole or in part, any portion of its right, title, or interest in any Claims held by such Consenting Lender as of the date hereof that are inconsistent with, or in violation of, the representations and warranties of such Consenting Lender herein, in violation of its obligations under this Support Agreement or that would adversely affect in any way such Consenting Lender’s performance of its obligations under this Support Agreement at the time such obligations are required to be performed.

5.6                               Merger Agreement and Proposed Merger.

(a)           Each of the SuperMedia Parties jointly and severally represents, warrants and covenants that:

(1)   as of the Support Agreement Effective Date, except in connection with the Merger Agreement and the Proposed Merger, such SuperMedia Party (i) has not resolved to engage in any merger, consolidation, asset sale, or the purchase or acquisition of all or a substantial part of the assets of another Person and (ii) has not been a party to any agreement or engaged in any discussions or negotiations with any Person that is reasonably likely to lead to any merger, consolidation, asset sale, or the purchase or acquisition of all or a substantial part of the assets of another Person, in each case, which would be material to the SuperMedia Parties.

(2)   other than as a result of filing the Chapter 11 Cases to implement the Transaction, its obligations hereunder and under the Merger Agreement do not materially conflict with, or result in the breach of, or constitute a default under, or result in or permit the termination or acceleration of, any material contractual obligation of the SuperMedia Parties.

(3)   the representations and warranties made in the Merger Agreement by such SuperMedia Party are true, correct and complete in all material respects as of the Support Agreement Effective Date except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true, correct and complete in all respects as so qualified).

(b)           The SuperMedia Parties shall not materially amend or modify the Merger Agreement (as in effect on the Support Agreement Effective Date), including Article V of the Merger Agreement, without the consent of the Required Consenting Lenders; for the avoidance of doubt, termination of the Merger Agreement shall not limit the effect of the termination provisions set forth in this Support Agreement.  The SuperMedia Parties shall not waive any material

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obligation, material right or material condition under the Merger Agreement without the consent of the Required Consenting Lenders.

(c)           Prior to consummation of the Proposed Merger (whether consummated out-of-court or on the Plan Effective Date), the SuperMedia Parties shall comply with each of their material obligations under the Merger Agreement (including Article V thereof).

(d)           SuperMedia shall give the Administrative Agent prompt written notice (and in any event, within one (1) Business Day) of SuperMedia receiving or giving any notice of a material event pursuant to the terms of the Merger Agreement, including a notice of “Change in Dex Recommendation” (as defined in the Merger Agreement) or a notice of termination of the Merger Agreement.

5.7                               Company Presentation

No later than January 31, 2013, SuperMedia (in conjunction with Dex) shall make a written and oral presentation to “private side” Lenders regarding potential cost reduction initiatives and the integration initiative to be implemented among Dex and SuperMedia in anticipation of and in connection with the Proposed Merger, including, among others things, with respect to synergies, additional potential cost reduction opportunities and digital products integration plans that may be implemented prior to or after with the Proposed Merger.

5.8                               Financial Statements

From and after the Support Agreement Effective Date, and so long as this Support Agreement is in effect, SuperMedia hereby authorizes and directs the Administrative Agent to deliver the financial statements delivered pursuant to the Credit Agreement to each of the Administrative Agents (as defined in the Dex Support Agreement) for distribution by such Administrative Agents to their respective lending syndicates.

Section 6.                  Remedies.

The Parties agree that any breach of this Support Agreement by the SuperMedia Parties, on the one hand, and the Consenting Lenders, on the other hand, would give rise to irreparable damage for which monetary damages would not be an adequate remedy.  Each SuperMedia Party and each Consenting Lender accordingly agrees that the Consenting Lenders and the SuperMedia Parties, as the case may be, will be entitled to enforce the terms of this Support Agreement by decree of specific performance without the necessity of proving the inadequacy of monetary damages as a remedy and to obtain injunctive relief against any breach or threatened breach.  The Consenting Lenders and the SuperMedia Parties, as the case may be, agree that such relief will be their only remedy against the applicable other Party with respect to any such breach, and that in no event will any Party be liable for monetary damages.

Section 7.                  Acknowledgments.

This Support Agreement is the product of negotiations among the Parties, together with their respective representatives.  Notwithstanding anything herein to the contrary, this Support Agreement is not, and shall not be deemed to be, a solicitation of votes for the acceptance of the Plan or any plan of reorganization for the purposes of sections 1125 and 1126 of the Bankruptcy Code or otherwise.  The SuperMedia Parties will not solicit acceptances of the Plan from any

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Consenting Lender until such Consenting Lender has been provided with a copy of the Disclosure Statement.  Furthermore, no securities of any SuperMedia Party are being offered or sold hereby and this Support Agreement neither constitutes an offer to sell nor a solicitation of an offer to buy any securities of any SuperMedia Party.

Section 8.                  Miscellaneous Terms.

8.1                               Assignment; Transfer Restrictions.

(a)           Each Consenting Lender hereby agrees, severally and not jointly, for so long as this Support Agreement shall remain in effect as to it, not to Transfer any of its Claims, or convey, grant, issue or sell any option or right to acquire any of its Claims or voting rights related thereto or any other interest in any Claim against the SuperMedia Parties, except to (i) a party that is a Consenting Lender or (ii) a Joining Lender Party; provided that any such Claims shall automatically be deemed to be subject to the terms of this Support Agreement; provided further, that an entity or Person that purchases a participation interest from a Consenting Lender (pursuant to Section 9.04(c) of the Credit Agreement) shall not be required to execute and deliver a Lender Joinder.  As a condition to the effectiveness of any such Transfer, each Joining Lender Party shall indicate, on the signature page to its Lender Joinder, the amount of Loans held by such Joining Lender Party.  With respect to any Transfer effectuated in accordance with this Section 8.1(a), such Joining Lender Party shall be deemed to be a Consenting Lender for purposes of this Support Agreement.  For the avoidance of doubt, any sale of participations (under Section 9.04(c) of the Credit Agreement) by a Consenting Lender of all or a portion of such Consenting Lender’s rights or obligations under the Credit Agreement (including all or a portion of the Loans owing to such Consenting Lender) shall not relieve such Consenting Lender from its obligations under this Support Agreement, including with respect to any such participation (regardless of any instruction a transferee of such participation gives with respect to voting or any other rights and obligations of the Consenting Lender hereunder), to which such Consenting Lender shall remain bound subject to the terms hereof.

(b)           Any purported Transfer or transaction involving any Claim that does not comply with the procedures set forth in Section 8.1(a) shall be deemed void ab initio.

(c)           Any Consenting Lender that Transfers all of its Claims in accordance with Section 8.1(a) shall no longer be bound by this Support Agreement.

(d)           Notwithstanding the foregoing provisions of this Section 8.1, any Consenting Lender may, at any time and without notice to or consent from any other Party, pledge or grant a security interest in all or any portion of its Claims or rights (including rights to payment of interest and repayment of principal) under the Credit Agreement, as applicable, in order to secure obligations of such Consenting Lender to a Federal Reserve Bank or to secure obligations owed in connection with financing provided to such Consenting Lender; provided that no such pledge or grant of a security interest shall release such Consenting Lender from any of its obligations hereunder or substitute any such pledgee or grantee for such Consenting Lender as a Party hereto.

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(e)           This Support Agreement shall not preclude any Consenting Lender from acquiring additional Loans; provided that any such Loans shall automatically be deemed to be “Claims” subject to the terms of this Support Agreement.

8.2                               No Third Party Beneficiaries.

This Support Agreement shall be solely for the benefit of the Administrative Agent, the SuperMedia Parties and each Consenting Lender.  No Person shall be a third party beneficiary of this Support Agreement.

8.3                               Entire Agreement.

This Support Agreement, including Schedules, Exhibits, Annexes and the Definitive Documentation, constitutes the entire agreement of the Parties with respect to the subject matter of this Support Agreement, and supersedes all other prior negotiations, agreements, and understandings, whether written or oral, among the Parties with respect to the subject matter of this Support Agreement.

8.4                               Counterparts.

This Support Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same agreement. Delivery of an executed signature page of this Support Agreement by electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

8.5                               Settlement Discussions.

This Support Agreement (including the Amendment Term Sheet) is the product of negotiations among the Parties hereto and reflects various agreements and compromises to implement the Transaction.  Nothing herein shall be deemed to be an admission of any kind.  Pursuant to Federal Rule of Evidence 408 and any applicable state rules of evidence, this Support Agreement and all negotiations relating hereto shall not be admissible into evidence in any proceeding other than a proceeding to enforce the terms of this Support Agreement.

8.6                               Continued Banking Practices.

Notwithstanding anything herein to the contrary, each Consenting Lender, the Administrative Agent and their respective affiliates may accept deposits from, lend money to, and generally engage in any kind of banking, investment banking, trust or other business with, or provide debt financing (including debtor in possession financing), equity capital or other services (including financial advisory services) to any SuperMedia Party or any affiliate of any SuperMedia Party or any other Person, including, but not limited to, any Person proposing or entering into a transaction related to or involving any SuperMedia Party or any affiliate thereof.

8.7                               Reservation of Rights; Events of Default; Waivers; Amendments.

(a)           Except as expressly provided in this Support Agreement, nothing herein is intended to, shall or shall be deemed in any manner to (i) waive, limit, impair, prejudice or restrict the ability of each Consenting Lender to protect and preserve its rights, remedies and interests, including, but not limited to, all of its rights and remedies, whether now existing or arising in the future, under the Credit

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Agreement, the other Loan Documents, any other instrument or agreement referred to herein or therein, the Bankruptcy Code or applicable law, including any such rights and remedies relating to Defaults or other events that may have occurred prior to the execution of this Support Agreement, any and all of its claims and causes of action against any of the SuperMedia Parties, any liens or security interests it may have in any assets of any of the SuperMedia Parties or any third parties, or its full participation in the Chapter 11 Cases, if commenced, (ii) constitute an amendment, modification or forbearance by the Lenders with respect to (x) any other term, provision, condition, Default or Event of Default of or under the Credit Agreement or any of the other Loan Documents, or (y) any other instrument or agreement referred to herein or therein and (iii) limit or impair the ability of any of the Consenting Lenders to consult with each other, the SuperMedia Parties, the Dex Parties and the Dex Lenders.  If the Amended and Restated Credit Agreement is not consummated as provided herein or if a Termination Date occurs, the Administrative Agent, the Consenting Lenders and the SuperMedia Parties each fully reserve any and all of their respective rights, remedies and interests under the Loan Documents and applicable law and in equity.

(b)           Without limiting subsection 8.7(a) in any way, from and after the date that this Support Agreement has been executed and delivered by Required Lenders, and the conditions set forth in Section 4 have been satisfied or waived, the Consenting Lenders, the Administrative Agent and the SuperMedia Parties, as applicable:

(1)   (x)   waive any Default or Event of Default arising under Article VII(i)(vi) of the Credit Agreement solely to the extent that such Default or Event of Default may result from taking any action for the purpose of effecting the Transaction through the commencement of the Chapter 11 Cases, which waiver shall survive termination of this Support Agreement; and (y) Article VII(i) of the Credit Agreement is amended as of the Support Agreement Effective Date by deleting clause (vi) thereof and replacing it with: “take any action for the purpose of effecting any of the foregoing; provided, however, that, for the avoidance of doubt, the Borrower’s and any Subsidiary’s execution of, performance of the obligations contemplated by or consistent with, and the taking of any action under (I) the Support and Limited Waiver Agreement dated as of December 5, 2012 by and among the Borrower, its Subsidiaries, the Administrative Agent and the lenders from time to time party thereto (as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof) and (II) the Merger Agreement (as defined in the Support and Limited Waiver Agreement referred to in clause (x) above) shall not constitute a Default or an Event of Default under this clause (vi).”;

(2)   with respect to all Loan Parties, waive any Default or Event of Default under Article VII(e) of the Credit Agreement arising from the Borrower’s failure to comply with Section 5.01(a) solely as a result of the failure to deliver an audit without a ‘going concern’ or like qualification, exception or explanatory paragraph with respect to the fiscal year ending December 31, 2012 (which ‘going concern’ or like qualification, exception or explanatory paragraph (i) relates to the anticipated or potential commencement of the Chapter 11 Cases pursuant to this Support Agreement and (ii) does not expressly provide that it

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results from (x) a limitation of scope or (y) the financial statements not presenting fairly in all material respects the financial position, results of operations or cash flows of the SuperMedia Parties in conformity with GAAP resulting in a qualified or adverse audit opinion), which waiver shall survive termination of this Support Agreement;

(3)   agree that Section 5.01 of the Credit Agreement is hereby amended to incorporate the covenants in the second paragraph (including all bullet points thereunder) under the heading “Affirmative Covenants” in the Amendment Term Sheet, and the applicable SuperMedia Parties hereby agree to comply therewith upon the effectiveness of this Section 8.7(b)(3); and

(4)   agree that for so long as this Support Agreement is in effect, notwithstanding anything in the Credit Agreement to the contrary, the SuperMedia Parties shall not make any Voluntary Prepayments.

(c)           Notwithstanding anything herein to the contrary, the Parties acknowledge that the support of any Consenting Lender contained in this Support Agreement relates solely to such Consenting Lender’s rights and obligations as a Consenting Lender under the Credit Agreement, and does not bind such Consenting Lender or its affiliates with respect to any other indebtedness or other liability owed by SuperMedia or any of its subsidiaries and affiliates to such Consenting Lender or any affiliate of such Consenting Lender.  Notwithstanding anything herein to the contrary, in the event that a Consenting Lender (or affiliate thereof) has a contractual obligation with respect to any debt claims other than the Claims to vote such claims as directed by a third party, such Consenting Lender’s (or affiliate’s) compliance with such direction shall not be deemed a violation of any of the provisions of this Support Agreement.  For purposes of this Support Agreement, (x) claims of a Consenting Lender that are held by such Consenting Lender in a fiduciary or similar capacity and (y) claims held by a Consenting Lender in its capacity as a broker, dealer or Qualified Marketmaker of Loans under the Credit Agreement or any other claim against or security of the SuperMedia Parties (including any Loans or claims held in inventory with respect to such broker, dealer, or market-making activities, provided that the positions with respect to such Loans or claims are separately identified on the internal books and records of such Consenting Lender) shall not, in either case (x) or (y), be bound by or subject to this Support Agreement; provided further that the Claims identified on such Consenting Lender’s signature page or Lender Joinder hereto, as applicable, shall not be subject to this sentence or be deemed to satisfy clause (x) or (y) above.

8.8                               Relationship Among Parties.

It is understood and agreed that no Consenting Lender has any duty of trust or confidence in any form with any other Consenting Lender, and, except as provided in this Support Agreement, there are no commitments among or between them.  In this regard, it is understood and agreed that any Consenting Lender may trade in the Loans or other debt or equity securities of the SuperMedia Parties without the consent of the SuperMedia Parties, as the case may be, or any other Consenting Lender, subject to applicable securities laws, the terms of this Support Agreement and the Credit Agreement; provided however that no Consenting Lender shall have any responsibility for any such trading by any other Person by virtue of this Support Agreement.

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No prior history, pattern or practice of sharing confidences among or between the Consenting Lenders shall in any way affect or negate this understanding and agreement.

8.9                               Governing Law; Waiver of Jury Trial.

(a)           The Parties waive all rights to trial by jury in any jurisdiction in any action, suit, or proceeding brought to resolve any dispute under or arising out of or in connection with this Support Agreement, whether sounding in contract, tort or otherwise.

(b)           This Support Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.  By its execution and delivery of this Support Agreement, each Party hereby irrevocably and unconditionally agrees for itself that, subject to Section 8.9(c), any legal action, suit or proceeding against it with respect to any matter under or arising out of or in connection with this Support Agreement or for recognition or enforcement of any judgment rendered in any such action, suit or proceeding, may be brought in any state or federal court of competent jurisdiction in New York County, State of New York, and by execution and delivery of this Support Agreement, each of the Parties hereby irrevocably accepts and submits itself to the nonexclusive jurisdiction of such court, generally and unconditionally, with respect to any such action, suit or proceedings.

(c)           Notwithstanding the foregoing, if the Chapter 11 Cases are commenced, nothing in Sections 8.9(a) or 8.9(b) shall limit the authority of the Bankruptcy Court to hear any matter under or arising out of or in connection with this Support Agreement.

8.10                        Successors.

This Support Agreement is intended to bind the Parties and inure to the benefit of the Administrative Agent, the Consenting Lenders and each of the SuperMedia Parties and their respective successors, permitted assigns, heirs, executors, administrators and representatives.

8.11                        Acknowledgment Regarding Counsel.

Each of the Parties acknowledges that it has been represented by counsel (or had the opportunity to and waived its right to do so) in connection with this Support Agreement and the transactions contemplated by this Support Agreement.  Accordingly, any rule of law or any legal decision that would provide any Party with a defense to the enforcement of the terms of this Support Agreement against such Party based upon lack of legal counsel shall have no application and is expressly waived.  No Party shall have any term or provision construed against such Party solely by reason of such Party having drafted the same.

8.12                        Amendments, Modifications, Waivers.

(a)           Except as set forth in the last sentence of this Section 8.12(a), this Support Agreement may only be modified, amended or supplemented, and any of the terms hereof (including in Section 3.1 hereof) may only be waived, by an agreement in writing signed by each of the SuperMedia Parties and the Required

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Consenting Lenders; provided that (1) any such modification, amendment, supplement or waiver shall not be effective unless also agreed to in writing by each Consenting Lender (i) whose treatment or rights are adversely affected by the modification, amendment, supplement or waiver in a manner different from the other Consenting Lenders or (ii) whose consent would be required under the first proviso of Section 9.02(b) of the Credit Agreement if such modification, amendment, supplement or waiver to the Amendment Term Sheet (as in the form attached hereto as Exhibit D on the Support Agreement Effective Date) were instead a modification, amendment, supplement or waiver to or under the Credit Agreement, and (2) if the SuperMedia Parties and the Required Consenting Lenders consent to any such modification, amendment, supplement or waiver, but a Consenting Lender whose consent is required under part (1) above does not so consent, the SuperMedia Parties may terminate such non-consenting Consenting Lender as a Party to this Support Agreement and, as of the date of such termination, such Consenting Lender shall have no rights or obligations under this Support Agreement.  For the avoidance of doubt, any modification, amendment, supplement, extension or waiver that is expressly permitted under this Support Agreement with the prior consent of the Administrative Agent and/or the Majority Documentation Lenders is not a modification, amendment, supplement, extension or waiver that is subject to this Section 8.12.

(b)           Except as set forth in the last sentence of this Section 8.12(b), the Dex Support Agreement may only be modified, amended or supplemented, and any of the terms thereof (including in Section 3.1 thereof) may only be waived, by an agreement in writing signed by the Required Consenting Lenders hereunder.  For the avoidance of doubt, any modification, amendment, supplement, extension or waiver that is expressly permitted under the Dex Support Agreement with the prior consent of the Administrative Agents and/or the Majority Documentation Lenders (in each case, as defined in the Dex Support Agreement) is not a modification, amendment, supplement, extension or waiver that is subject to this Section 8.12.

(c)           The definition of Required Consenting Lenders, and this Section 8.12, may not be modified, amended or supplemented, or any of its terms waived, as applicable, without the prior written consent of each Consenting Lender.

8.13                        Fiduciary Duties.

Notwithstanding anything to the contrary herein, nothing in this Support Agreement shall require SuperMedia, any of the other SuperMedia Parties, or any of their respective directors or officers (in such Person’s capacity as a director or officer) to take any action, or to refrain from taking any action, to the extent that taking such action or refraining from taking such action would be inconsistent with such Person’s fiduciary obligations under applicable law; provided that (x) to the extent that taking such action or refraining from taking such action would be reasonably likely to result in a breach of this Support Agreement, SuperMedia shall give the Administrative Agent not less than three (3) Business Days prior written notice of such anticipated action or anticipated refraining from taking such action and (y) if taking any such action or refraining from taking such action results in, or is reasonably likely to result in, a breach of this Support Agreement, then SuperMedia (upon the expiration of the three (3) Business Day notice period set forth in (x) above) or the Consenting Lenders (upon receipt of the notice from SuperMedia contemplated in (x) above), as the case may be, may terminate this Support

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Agreement as set forth in Section 3.1(a)(10) (it being understood that the specific performance provisions of Section 6 shall not be applicable to the Parties with respect to their rights under this Section 8.13).

8.14                        Further Assurances; Rule of Construction.

Subject to the other terms of this Support Agreement, the Parties agree to execute and deliver such other instruments and perform such acts, in addition to the matters herein specified, as may be reasonably appropriate or necessary, from time to time, to effectuate the Amended and Restated Credit Agreement (including, if SuperMedia has elected the Prepackaged Alternative and not withdrawn such election, the Plan).  For purposes of computing days under this Support Agreement, (i) the day of the event triggering the period shall be excluded; (ii) every day, including intermediate non-Business Days shall be included; and (iii) the last day of the period shall be included, provided that, other than with respect to the date set forth in Section 3.1(c)(2), if the last day of the period is a non-Business Day, the period shall continue to run until the immediately succeeding Business Day from such last day of the period.

8.15                        Public Disclosure.

(a)           The Parties acknowledge that this Support Agreement will be publicly disclosed on the earlier of (x) a Termination Date and (y) the date on which the SEC Documents have been filed with the SEC.  Any and all public disclosures of this Support Agreement, shall include such redactions as may be reasonably requested by the Administrative Agent’s counsel to maintain the confidentiality of the items identified in Section 8.15(b) hereof, subject to any applicable requirements under the federal securities laws, the Bankruptcy Code or the Bankruptcy Rules.

(b)           Except as required by law (as determined by outside counsel to the SuperMedia Parties and with reasonable prior notice to the Administrative Agent), neither the SuperMedia Parties nor the Administrative Agent shall (a) use the name of any Consenting Lender in any public manner without such Consenting Lender’s prior written consent (except to the extent that the name of a Consenting Lender is otherwise set forth herein or the Plan, not including the signature pages or schedules hereto or to any Lender Joinder) or (b) disclose to any Person (including, for the avoidance of doubt, any other Consenting Lender) other than the Administrative Agent, its advisors and the advisors to the Dex Parties and/or the SuperMedia Parties the amount or percentage of any Loans to SuperMedia held by any Consenting Lender.  The SuperMedia Parties may disclose the aggregate amount of outstanding Loans held by all Consenting Lenders.

8.16                        Severability of Provisions.

If any provision of this Support Agreement for any reason is held to be invalid, illegal or unenforceable in any respect, that provision shall not affect the validity, legality or enforceability of any other provision of this Support Agreement.

8.17                        Notices.

All notices and other communications required or permitted hereunder shall be in writing and shall be deemed given when: (a) delivered personally or by overnight courier to the following

24

address of the applicable other Party hereto; or (b) sent by fax to the following fax number of such other Party hereto with the confirmatory copy delivered by overnight courier to the address of such other Party listed below.

If to the SuperMedia Parties, to:

SuperMedia Inc.

2200 W. Airfield Drive, P.O. Box 619810

D/FW Airport, Texas 75261

Attention: Chief Executive Officer

Facsimile: (972)-453-6039

with a copy to:

SuperMedia Inc.

2200 W. Airfield Drive, P.O. Box 619810

D/FW Airport, Texas 75261

Attention: General Counsel

Facsimile: (972)-453-6039

Cleary Gottlieb Steen & Hamilton LLP

One Liberty Plaza

New York, New York 10006

Telephone: (212) 225-2000

Facsimile: (212) 225-3999

Attn: Sean A. O’Neal

If to any Consenting Lender, the address set forth on its signature page.

If to the Administrative Agent:

JPMorgan Chase Bank, N.A.

383 Madison Avenue,

New York, New York 10179

Attn: Neil Boylan

Telephone: (212) 270-1410

Facsimile: (212) 622-4560

with a copy to

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017

Attn: Steven Fuhrman and Sandy Qusba

Telephone: (212) 455-2000

Facsimile: (212) 455-2502

[SIGNATURE PAGES FOLLOW]

25

In witness whereof, the Parties hereto have caused this Support Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

SuperMedia Inc.

/s/ Peter McDonald
By:
Name: Peter McDonald
Title: Chief Executive Officer

SuperMedia LLC

/s/ Peter McDonald
By:
Name: Peter McDonald
Title: President

SuperMedia Sales Inc.

/s/ Samuel D. Jones
By:
Name: Samuel Jones
Title: Vice President, Chief Financial Officer

SuperMedia Services Inc.

/s/ Samuel D. Jones
By:
Name: Samuel Jones
Title: Vice President, Chief Financial Officer

[Signature Page to SuperMedia Support and Limited Waiver Agreement]

JPMorgan Chase Bank, N.A., in its capacity as Administrative Agent

/s/ Neil R. Boylan
By:
Name: Neil R. Boylan
Title: Managing Director

[Signature Page to SuperMedia Support and Limited Waiver Agreement]

JPMORGAN CHASE BANK, N.A., as a Consenting Lender

/s/ Neil R. Boylan
By:
Name: Neil R. Boylan
Title: Managing Director

Notice Address:
Attn: Neil Boylan
J.P. Morgan
383 Madison Avenue
New York, NY 10179

CLAIMS UNDER CREDIT AGREEMENT

Lender	Amount of Claim under Credit Agreement

[Signature Page to SuperMedia Support and Limited Waiver Agreement]

Paulson Advantage Plus Master Ltd., as a Consenting Lender

/s/ Stuart Merzer
By:
Name: Stuart Merzer
Title: Authorized Signatory

Notice Address:
Attn: James Olivo
1251 Avenue of the Americas, 50th Floor
NY, NY 10020

CLAIMS UNDER CREDIT AGREEMENT

Lender	Amount of Claim under Credit Agreement

[Signature Page to SuperMedia Support and Limited Waiver Agreement]

Paulson Advantage Master Ltd., as a Consenting Lender

/s/ Stuart Merzer
By:
Name: Stuart Merzer
Title: Authorized Signatory

Notice Address:
Attn: James Olivo
1251 Avenue of the Americas, 50th Floor
NY, NY 10020

CLAIMS UNDER CREDIT AGREEMENT

Lender	Amount of Claim under Credit Agreement

[Signature Page to SuperMedia Support and Limited Waiver Agreement]

Paulson Credit Opportunities Master Ltd., as a Consenting Lender

/s/ Stuart Merzer
By:
Name: Stuart Merzer
Title: Authorized Signatory

Notice Address:
Attn: James Olivo
1251 Avenue of the Americas, 50th Floor
NY, NY 10020

CLAIMS UNDER CREDIT AGREEMENT

Lender	Amount of Claim under Credit Agreement

[Signature Page to SuperMedia Support and Limited Waiver Agreement]

ARES XVIII CLO LTD., as a Consenting Lender

ARES XVIII CLO LTD.

BY: ARES CLO MANAGEMENT XVIII, L.P., ITS ASSET MANAGER

BY: ARES CLO GP XVIII, LLC, ITS GENERAL PARTNER

By:	/s/ John Eanes
Name:	John Eanes
Title:	Vice President

ARES XIX CLO LTD., as a Consenting Lender

ARES XIX CLO LTD.

BY: ARES CLO MANAGEMENT XIX, L.P., ITS INVESTMENT MANAGER

BY: ARES CLO GP XIX, LLC, ITS GENERAL PARTNER

By:	/s/ John Eanes
Name:	John Eanes
Title:	Vice President

ARES XX CLO LTD., as a Consenting Lender

ARES XX CLO LTD.

BY: ARES CLO MANAGEMENT XX, L.P., ITS INVESTMENT MANAGER

BY: ARES CLO GP XX, LLC, ITS GENERAL PARTNER

By:	/s/ John Eanes
Name:	John Eanes
Title:	Vice President

[Signature Page to SuperMedia Support and Limited Waiver Agreement]

ARES XXI CLO LTD., as a Consenting Lender

ARES XXI CLO LTD.

BY: ARES CLO MANAGEMENT XXI, L.P., ITS INVESTMENT MANAGER

BY: ARES CLO GP XXI, LLC, ITS GENERAL PARTNER

By:	/s/ John Eanes
Name:	John Eanes
Title:	Vice President

ARES XXII CLO LTD., as a Consenting Lender

ARES XXII CLO LTD.

BY: ARES CLO MANAGEMENT XXII, L.P., ITS ASSET MANAGER

BY: ARES CLO GP XXII, LLC, ITS GENERAL PARTNER

By:	/s/ John Eanes
Name:	John Eanes
Title:	Vice President

[Signature Page to SuperMedia Support and Limited Waiver Agreement]

2

Notice Address:
Christopher Mathewson
2000 Avenue of the Stars
Los Angeles, CA 90067

CLAIMS UNDER CREDIT AGREEMENT

Lender	Amount of Claim under Credit Agreement

[Signature Page to SuperMedia Support and Limited Waiver Agreement]

General Electric Capital Corporation, as a Consenting Lender

/s/ Thomas Costello
By:
Name: Thomas Costello
Title: Duly Authorized Signatory

Notice Address:
GE Capital
201 Merritt Seven
Norwalk, CT 06851
Att: Thomas Costello

CLAIMS UNDER CREDIT AGREEMENT

Lender	Amount of Claim under Credit Agreement

[Signature Page to SuperMedia Support and Limited Waiver Agreement]

GE Business Financial Services Inc, as a Consenting Lender

/s/ Thomas Costello
By:
Name: Thomas Costello
Title: Duly Authorized Signatory

Notice Address:
GE Capital
201 Merritt Seven
Norwalk, CT 06851
Att: Thomas Costello

CLAIMS UNDER CREDIT AGREEMENT

Lender	Amount of Claim under Credit Agreement

[Signature Page to SuperMedia Support and Limited Waiver Agreement]

BLT 8 LLC, as a Consenting Lender

/s/ Robert Healey
By:
Name: Robert Healey
Title: Authorized Signatory

Notice Address:	11 Madison Avenue
New York, NY 10010

CLAIMS UNDER CREDIT AGREEMENT

Lender	Amount of Claim under Credit Agreement

[Signature Page to SuperMedia Support and Limited Waiver Agreement]

Bennett Offshore Restructuring Fund, Inc., as a
Consenting Lender

/s/ Scott Donahue
By: Bennett Offshore Investment Corporation,
Investment Manager
Name: Scott Donahue
Title: Vice President

Notice Address:	2 Stamford Plaza
281 Tresser Blvd, Suite 1501
Stamford, CT
06901

CLAIMS UNDER CREDIT AGREEMENT

Lender	Amount of Claim under Credit Agreement

[Signature Page to SuperMedia Support and Limited Waiver Agreement]

Bennett Restructuring Fund, L.P., as a Consenting Lender

/s/ Scott Donahue
By: Restructuring Capital Associates, L.P., its General
Partner
By: Bennett Capital Corporation, its General Partner
Name: Scott Donahue
Title: Vice President

Notice Address:	2 Stamford Plaza
281 Tresser Blvd, Suite 1501
Stamford, CT
06901

CLAIMS UNDER CREDIT AGREEMENT

Lender	Amount of Claim under Credit Agreement

[Signature Page to SuperMedia Support and Limited Waiver Agreement]

BRF Senior Income, L.P., as a Consenting Lender

/s/ Scott Donahue
By: Restructuring Capital Associates, L.P., its General
Partner
By: Bennett Capital Corporation, its General Partner
Name: Scott Donahue
Title: Vice President

Notice Address:	2 Stamford Plaza
281 Tresser Blvd, Suite 1501
Stamford, CT
06901

CLAIMS UNDER CREDIT AGREEMENT

Lender	Amount of Claim under Credit Agreement

[Signature Page to SuperMedia Support and Limited Waiver Agreement]

SCHEDULE 1

SUPERMEDIA PARTIES

SuperMedia Inc.

SuperMedia LLC

SuperMedia Sales Inc.

SuperMedia Services Inc.

SCHEDULE 2

CONSENTING LENDERS(1) AS OF SUPPORT AGREEMENT EFFECTIVE DATE

JPMorgan Chase Bank, N.A.

Deutsche Bank Trust Company Americas

Paulson & Co. Inc.

Bain Capital LLC — Sankaty

Ares Management LLC

Highland Capital Management LP

General Electric Capital Corporation

Bennett Management Corporation

(1)           Each entity listed below is either the legal and beneficial owner(s) of the Loans set forth on its respective signature pages to the Support Agreement or is or is an affiliate of a Person that has the power and authority to bind the legal and beneficial owner(s) with respect to such Loans.

EXHIBIT A

PLAN

See Exhibit K to the Amended and Restated Agreement and Plan of Merger at Exhibit 2.1

EXHIBIT B

DEX SUPPORT AGREEMENT

EXECUTION VERSION

SUPPORT AND LIMITED WAIVER AGREEMENT

This SUPPORT AND LIMITED WAIVER AGREEMENT (together with all Exhibits, Annexes and Schedules hereto, in each case as amended, supplemented or otherwise modified from time to time, this “Support Agreement”) is dated as of December 5, 2012 by and among: (i) the Consenting Lenders (as defined below), (ii) Dex One Corporation (“Dex”), Dex Media, Inc. (“Dex Media”), R.H. Donnelley Inc. (“RHD”), Dex Media East, Inc. (“Dex East”), Dex Media West, Inc. (“Dex West”) and certain other subsidiaries of Dex set forth on Schedule 1 attached hereto (collectively, the “Dex Parties”), (iii) JPMorgan Chase Bank, N.A. (“JPMorgan”), as administrative agent under the Dex East Credit Agreement and the Dex West Credit Agreement (each as defined below) and (iv) Deutsche Bank Trust Company Americas (“DBTCA”), as administrative agent under the RHD Credit Agreement (as defined below) (each of the parties set forth in clauses (i) through (iv) above, a “Party”; collectively, the “Parties”).

WHEREAS, Dex and Dex Media, each as a guarantor, Dex East, as borrower, certain lenders (the “Dex East Lenders”) and JPMorgan, as administrative agent and collateral agent (in such capacities, the “Dex East Agent”) are parties to the Amended and Restated Credit Agreement, dated as of January 29, 2010 (as amended, supplemented or otherwise modified from time to time, the “Dex East Credit Agreement”);

WHEREAS, Dex and Dex Media, each as a guarantor, Dex West, as borrower, certain lenders (the “Dex West Lenders”) and JPMorgan, as administrative agent and collateral agent (the “Dex West Agent”) are parties to the Amended and Restated Credit Agreement, dated as of January 29, 2010 (as amended, supplemented or otherwise modified from time to time, the “Dex West Credit Agreement”);

WHEREAS, Dex, as a guarantor, RHD, as borrower, certain lenders (the “RHD Lenders”; together with the Dex East Lenders and the Dex West Lenders, the “Lenders”) and DBTCA, as administrative agent and collateral agent (the “RHD Agent”; together with the Dex East Agent and the Dex West Agent, the “Administrative Agents”), are parties to the Third Amended and Restated Credit Agreement, dated as of January 29, 2010 (as amended, supplemented or otherwise modified from time to time, the “RHD Credit Agreement”; together with the Dex East Credit Agreement and the Dex West Credit Agreement, the “Credit Agreements”);

WHEREAS, SuperMedia Inc. (“SuperMedia”), certain lenders (the “SuperMedia Lenders”) and JPMorgan, as administrative agent and collateral agent, are parties to the Loan Agreement, dated as of December 31, 2009 (as amended, supplemented or otherwise modified from time to time, the “SuperMedia Credit Agreement”);

WHEREAS, (i) each of Dex and Newdex, Inc., a direct wholly-owned subsidiary of Dex (“Newco”), desires to merge Dex with and into Newco, with Newco as the surviving entity (the “Dex Merger”) and (ii) immediately following consummation of the Dex Merger, each of Newco, SuperMedia and Spruce Acquisition Sub, Inc., a direct wholly-owned subsidiary of Newco (“Merger Sub”), desire to merge Merger Sub with and into SuperMedia, with SuperMedia as the surviving entity (the “SuperMedia Merger” and together with the Dex Merger, the “Proposed Merger”), each in accordance with the Amended and Restated Agreement and Plan of Merger among Dex, Newco, SuperMedia and Merger Sub, dated as of December 5, 2012 (as amended, supplemented or otherwise modified from time to time, the “Merger Agreement”);

WHEREAS, after giving effect to the Proposed Merger, SuperMedia will become a direct, wholly-owned subsidiary of Newco, and Newco will become the Ultimate Parent;

WHEREAS, to effectuate the Proposed Merger and the transactions related thereto, the Dex Parties have requested certain amendments to the Credit Agreements, all of which are conditions precedent to the consummation of the Proposed Merger (the “Amended and Restated Credit Agreements”; together with the Proposed Merger and the transactions related thereto, the “Transaction”);

WHEREAS, the Dex Parties have requested that the Lenders execute and deliver this Support Agreement to evidence their support for the Transaction (including the Amended and Restated Credit Agreements), whether the Transaction is consummated out-of-court or pursuant to a prepackaged chapter 11 plan of reorganization of the Dex Parties under the Bankruptcy Code, as provided herein;

WHEREAS, the Consenting Lenders under their respective Credit Agreements are willing to enter into the Amended and Restated Credit Agreements as more particularly described in the term sheets annexed hereto as Exhibits D, E and F (collectively, the “Amendment Term Sheets”), subject to the terms and conditions set forth herein;

WHEREAS, to effectuate the Proposed Merger and the transactions related thereto, SuperMedia and certain of its subsidiaries (the “SuperMedia Parties”) have requested certain amendments to the SuperMedia Credit Agreement, which are conditions precedent to the consummation of the Proposed Merger (the “SuperMedia Amendments”);

WHEREAS, the SuperMedia Parties have requested that the SuperMedia Lenders execute and deliver a support and waiver agreement to evidence their support for the SuperMedia Amendments, the Proposed Merger and the transactions related thereto, whether consummated out-of-court or pursuant to a prepackaged chapter 11 plan of reorganization of the SuperMedia Parties under the Bankruptcy Code, as provided in the SuperMedia Support Agreement (as defined below);

WHEREAS, certain SuperMedia Lenders (the “Consenting SuperMedia Lenders”) are willing to enter into the SuperMedia Amendments as more particularly described on Exhibit D to the Support and Limited Waiver Agreement among the SuperMedia Parties and the Consenting SuperMedia Lenders, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the “SuperMedia Support Agreement”), a copy of which is annexed hereto as Exhibit B, subject to the terms and conditions of the SuperMedia Support Agreement;

NOW, THEREFORE, in consideration of the foregoing and the promises, mutual covenants, and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Party, intending to be legally bound, agrees as follows:

Section 1.      Definitions.

Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in each of the Credit Agreements, as applicable.  As used in this Support Agreement, the following terms have the meanings specified below:

“Adequate Protection” means customary adequate protection granted to secured parties in chapter 11 cases of the size and type of the Chapter 11 Cases if the Prepackaged Alternative is applicable, including current pay cash interest at the non-default rate specified in the applicable Credit Agreement for accrued and unpaid interest as of the Petition Date and for interest accruing after the Petition Date, scheduled amortization and other mandatory prepayments (other than as a result of the acceleration of the Loans upon the commencement of the Chapter 11 Cases) in the amounts and on the dates required under the applicable Credit Agreement, cash payments due under Swap Agreements in the ordinary course and at the non-default rate set forth in the applicable Swap Agreement (to the extent such Swap Agreement has not been terminated in accordance with the Bankruptcy Code), adequate protection liens, superpriority administrative claims and current payment of ongoing professional fees and expenses (including legal counsel fees and financial advisor fees) of the Administrative Agents.

“Bankruptcy Code” means chapter 11 of title 11 of the United States Code, as amended.

“Bankruptcy Court” means the United States Bankruptcy Court for the District of Delaware.

“Bankruptcy Rules” means the Federal Rules of Bankruptcy Procedure as promulgated by the United States Supreme Court under section 2075 of title 28 of the United States Code, 28 U.S.C. § 2075, as applicable to the Chapter 11 Cases and the general, local and chambers rules of the Bankruptcy Court.

“Bankruptcy Threshold” has the meaning set forth in Section 3.1(a)(4).

“Bankruptcy Threshold Date” means 5:00 p.m. (New York City time) on December 21, 2012; provided that Dex and the Administrative Agents may extend such date one or more times to a date no later than the 40th day after the Support Agreement Effective Date.

“Chapter 11 Cases” means reorganization cases filed by the Dex Parties in accordance with and subject to the terms of this Support Agreement.

“Claims” means, subject to and without limiting Section 8.7(c), with respect to each Consenting Lender, such Consenting Lender’s claims (as defined in section 101(5) of the Bankruptcy Code) arising under the applicable Credit Agreement(s) against the applicable Dex Party(ies) set forth on such Consenting Lender’s signature page hereto or Lender Joinder, as applicable, and as may be acquired after the date of such signature page or Lender Joinder, as applicable; provided that if there is any discrepancy in the principal amount of Loans set forth on a Consenting Lender’s signature page hereto and the principal amount of Loans held by such Consenting Lender as reflected in the applicable Administrative Agent’s Register, the principal amount set forth on such Register shall be conclusive for purposes of this Support Agreement absent manifest error.

“Confirmation Order” means an order of the Bankruptcy Court entered on the docket in the Chapter 11 Cases, in form and substance reasonably satisfactory to the Administrative Agents, approving the Disclosure Statement and confirming the Plan.

“Consenting Lenders” means the Lenders from time to time party to this Support Agreement (including by the execution and delivery of a Lender Joinder).  “Consenting Lenders” shall not include any Lender who has become a party to this Support Agreement but thereafter materially breaches its obligations hereunder, which breach has not been waived or cured pursuant to the terms hereof.

“Definitive Bankruptcy Documentation” means, in the event the Parties effectuate the Transaction pursuant to the Prepackaged Alternative, the Plan, the Plan Supplement (as defined in the Plan), the Disclosure Statement, the Confirmation Order and the First Day Motions, including any amendments, modifications or supplements made from time to time thereto, which in each case are (x) materially consistent with this Support Agreement and the Plan in the form annexed hereto as Exhibit A and (y) except as otherwise provided herein, in form and substance reasonably satisfactory to the Dex Parties, the Administrative Agents and the Majority Documentation Lenders.  All references herein to the Plan, the Plan Supplement, the Disclosure Statement, the Confirmation Order or the First Day Motions shall mean those documents in a form that constitutes Definitive Bankruptcy Documentation.

“Definitive Documentation” means, collectively, the Definitive Bankruptcy Documentation and the Definitive Loan Documentation.

“Definitive Loan Documentation” means the definitive agreements and documents, other than Definitive Bankruptcy Documentation, referenced in or contemplated by the Amendment Term Sheets, the Amended and Restated Credit Agreements, or as otherwise may be reasonably necessary to effectuate the Amended and Restated Credit Agreements, including guarantee and collateral agreements, a shared guarantee and collateral agreement, a subordinated guarantee agreement, an intercreditor and collateral agency agreement, a shared services agreement, amended tax sharing agreements, intellectual property escrow and license agreements, including any amendments, modifications or supplements made from time to time thereto, which definitive agreements and documents in each case are (x) materially consistent with the Amendment Term Sheets and (y) except as otherwise provided herein, in form and substance reasonably satisfactory to the Dex Parties, the Administrative Agents and the Majority Documentation Lenders.  All references herein to the Amendment Term Sheets, Amended and Restated Credit Agreements, or any of the other agreements referred to in this definition shall mean those agreements in a form that constitutes Definitive Loan Documentation.

“Disclosure Statement” means a disclosure statement to be provided to the Lenders relating to the Plan that complies with sections 1125 and 1126(b) of the Bankruptcy Code and is in form and substance reasonably satisfactory to the Administrative Agents.

“First Day Motions” means customary motions, applications and related proposed orders filed by chapter 11 debtors and debtors in possession in chapter 11 cases of the size and type of the Chapter 11 Cases if the Prepackaged Alternative is applicable, including motions seeking approval of (i) prepackaged plan scheduling procedures, (ii) consensual use of the Secured Parties’ cash collateral and the provision of Adequate Protection to the Secured Parties and (iii) continued use of the Dex Parties’ cash management system, which motions, applications and associated proposed orders shall be in form and substance reasonably satisfactory to the Administrative Agents.

“Joining Lender Party” means a (i) transferee of Claims that executes and delivers a Lender Joinder to the applicable Administrative Agent and the Dex Parties at least five (5) Business Days prior to the relevant Transfer or (ii) Lender that executes and delivers a Lender Joinder to the applicable Administrative Agent and the Dex Parties after the Bankruptcy Threshold Date.

“Lender Joinder” means a joinder to this Support Agreement, substantially in the form annexed hereto as Exhibit C.

“Majority Documentation Lenders” means, as of any date of determination, the majority by number of the Consenting Lenders set forth on Schedule 2 excluding the Administrative Agents (and, for the avoidance of doubt, not such Consenting Lenders’ successors or assigns and not any Consenting Lender that is no longer bound by this Support Agreement pursuant to the terms hereof) that exercise their consent or approval rights as of such date of determination in accordance with the terms of this Support Agreement.

“Material Adverse Effect” means a material adverse effect, on (i) the business, property, material agreements, liabilities, financial condition or results of operation of (x) Dex East and the Subsidiaries (as defined in the Dex East Credit Agreement), taken as a whole, (y) Dex West and the Subsidiaries (as defined in the Dex West Credit Agreement), taken as a whole or (z) RHD and the Subsidiaries (as defined in the RHD Credit Agreement), taken as a whole, (ii) the validity or the enforceability of any of the Credit Agreements or any of the other Loan Documents or the rights and remedies of the Administrative Agents and the Lenders under any of the Loan Documents, (iii) the validity or the enforceability of this Support

Agreement or (iv) the validity or the enforceability of the Merger Agreement or the ability of the Dex Parties to consummate the Proposed Merger.

“Petition Date” means the date on which the Chapter 11 Cases are commenced.

“Person” means a “person” as defined in Section 101(41) of the Bankruptcy Code.

“Plan” means a joint, prepackaged chapter 11 plan of reorganization (including any Exhibits, Annexes and Schedules thereto) for the Dex Parties that effectuates the Transaction, substantially in the form annexed hereto as Exhibit A.

“Plan Effective Date” means the date that is the first Business Day after the date of satisfaction or, subject to the prior written consent of the Administrative Agents, which consent may not be unreasonably withheld, waiver, of the conditions to effectiveness of the Plan as set forth therein.

“Prepackaged Alternative” means Dex’s election pursuant to Section 2.1(a)(ii) to effectuate the Transaction by commencing the Chapter 11 Cases and seeking confirmation by the Bankruptcy Court of the Plan.

“Qualified Marketmaker” means an entity that (i) holds itself out to the market as standing ready in the ordinary course of its business to purchase from customers and sell to customers claims against the Dex Parties (including debt securities, the Loans or other debt) or enter with customers into long and short positions in claims against the Dex Parties (including debt securities, the Loans or other debt), in its capacity as a dealer or market maker in such claims against the Dex Parties and (ii) is in fact regularly in the business of making a market in claims against issuers or borrowers (including debt securities or other debt).

“Required Consenting Lenders” means (i) Consenting Lenders holding greater than 66 2/3% of the aggregate outstanding principal amount of the Loans under the Dex East Credit Agreement that are held by Consenting Lenders, (ii) Consenting Lenders holding greater than 66 2/3% of the aggregate outstanding principal amount of the Loans under the Dex West Credit Agreement that are held by Consenting Lenders and (iii) Consenting Lenders holding greater than 66 2/3% of the aggregate outstanding principal amount of the Loans under the RHD Credit Agreement that are held by Consenting Lenders.

“SEC” means the Securities and Exchange Commission.

“SEC Documents” has the meaning set forth in Section 3.1(c)(1).

“Solicitation Commencement Date” means the date the Dex Parties’ claims and solicitation agent first distributes the Disclosure Statement and ballots to the Lenders to solicit acceptances of the Plan from the Lenders.

“Solicitation End Date” means the 30th day after the Solicitation Commencement Date.

“Support Agreement Effective Date” means the date upon which all the conditions set forth in Section 4 are satisfied or waived by the Administrative Agents, except that the consent of the Dex Parties shall also be required to waive satisfaction of the condition set forth in Section 4(b) and (f).

“Termination Date” means (i) with respect to the Termination Events in Section 3.1(a), the date of the occurrence of such Termination Event and (ii) with respect to the Termination Events in Sections

3.1(b),(c) and (d), the date of expiration (without waiver) of the ten (10) Business Day cure period if the applicable Termination Event shall not have been cured.

“Termination Event” means any event set forth in Section 3.1.

“Transfer” means, with respect to any Claim, the sale, assignment or transfer thereof.

The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined.  Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.  The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”.  The word “will” shall be construed to have the same meaning and effect as the word “shall”.  Unless the context requires otherwise (a) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (b) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Support Agreement in its entirety and not to any particular provision hereof and (c) all references herein to Articles, Sections, Exhibits, Annexes and Schedules shall be construed to refer to Articles and Sections of, and Exhibits, Annexes and Schedules to, this Support Agreement.

Section 2.                  Transaction, Plan and Definitive Documentation.

2.1                               Support of Transaction, Plan and Definitive Documentation.

(a)                                 Until the Termination Date, the Dex Parties, jointly and severally, agree to:

(i)                                     take any and all reasonably necessary and appropriate actions (including obtaining requisite corporate approvals) consistent with their obligations under the Merger Agreement and this Support Agreement in furtherance of the Transaction and, if applicable, the confirmation and consummation of the Plan;

(ii)                                  take any and all reasonably necessary and appropriate actions to obtain executed signature pages to the Amended and Restated Credit Agreements and this Support Agreement from Lenders holding 100% of the aggregate outstanding principal amount of Loans under each Credit Agreement; provided that Dex may, at its option, elect to effectuate the Transaction through the Prepackaged Alternative and the Plan and that, for the avoidance of doubt, if Dex has elected the Prepackaged Alternative, all of the Dex Parties shall be deemed to have elected the Prepackaged Alternative; and

(iii)                               take any and all reasonably necessary and appropriate actions (including obtaining requisite corporate approvals) to (A) in conjunction with the distribution of the Disclosure Statement, solicit votes from Lenders to accept the Plan and (B) in the event the Dex Parties elect to effectuate the Transaction pursuant to the Prepackaged Alternative (i) commence the Chapter 11 Cases by filing voluntary petitions under the Bankruptcy Code in the Bankruptcy Court, (ii) file and seek approval on an interim and final (to the extent applicable) basis of First Day Motions, and (iii) file the Plan and Disclosure Statement with the Bankruptcy Court on the Petition Date and seek approval of the Disclosure Statement and confirmation of the Plan.  The Dex Parties shall, except where it is not reasonably practicable, provide draft copies of all motions or applications and other documents any of the Dex Parties intends to file with the Bankruptcy Court after the Petition Date to counsel for the Administrative Agents at least three (3) Business Days prior to the date when the Dex Parties intend to file any such motion, application or document and shall consult in good faith with such counsel regarding the form and substance of any such proposed filing with the Bankruptcy Court.

(b)                                 Until the Termination Date, the Consenting Lenders, severally and not jointly, agree to:

(i)                                     support and take any and all reasonably necessary and appropriate actions in furtherance of consummation of the Amended and Restated Credit Agreements and the effectiveness of this Support Agreement;

(ii)                                  subject to receipt of the Disclosure Statement and solicitation in accordance with section 1126(b) of the Bankruptcy Code and subject to Section 7 hereof, (x) timely vote its Claims to accept the Plan (and to the extent any direction is requested with respect to voting of any claim held by a Consenting Lender for trades not settled (but which claims will be bound by the terms hereof upon the closing of such trade) to timely direct the vote of such claims to accept the Plan in accordance with market convention) and (y) not change or withdraw (or cause to be changed or withdrawn) such vote, unless the Plan is modified in a manner (A) materially inconsistent with the Plan in the form annexed hereto as Exhibit A and the Amendment Term Sheets or (B) that materially adversely affects the rights of the Consenting Lenders under this Support Agreement; and

(iii)                               in the event the Dex Parties elect to effectuate the Transaction pursuant to the Prepackaged Alternative, (A) support approval of the Disclosure Statement and confirmation of the Plan (and not object to approval of the Disclosure Statement or confirmation of the Plan, or support the efforts of any other Person to oppose or object to, approval of the Disclosure Statement or confirmation of the Plan), unless the Plan is modified in a manner (x) materially inconsistent with the Plan in the form annexed hereto as Exhibit A and the Amendment Term Sheets or (y) that materially adversely affects the rights of the Consenting Lenders under this Support Agreement, (B) support (and not object to or support the efforts of any other Person to oppose or object to) the First Day Motions, (C) refrain from taking any action not required by law that is inconsistent with, or that would materially delay or impede approval, confirmation or consummation of the Plan or that is otherwise inconsistent with the express terms of this Support Agreement, the Plan in the form annexed hereto as Exhibit A and the Amendment Term Sheets, unless such action is taken in response to an action taken by a Dex Party that is inconsistent with the terms of this Support Agreement, and (D) not, directly or indirectly, propose, support, solicit, encourage, or participate in the formulation of any plan of reorganization or liquidation in the Chapter 11 Cases other than the Plan.

For the avoidance of doubt, and without limiting any of the Dex Parties’ rights under the Merger Agreement, each of the Dex Parties also agrees, severally and not jointly, that, until the Termination Date, it will not take any action (or refrain from taking an action) that, directly or indirectly, would in any material respect interfere with, delay, impede, or postpone or take any other action that interferes with, the implementation of the Transaction and, if necessary, confirmation and consummation of the Plan.

Section 3.                  Termination.

3.1                               Termination Events.

(a)                                 Automatic Termination. This Support Agreement, and the obligations of all Parties hereunder, shall terminate automatically without any further action or notice:

(1)         if Dex has provided the Administrative Agents with the notice contemplated in clause (ii) of Section 3.1(c)(9), and the Amended and Restated Credit Agreements are not consummated and effective pursuant to the terms of the Definitive Loan Documentation on or prior to (a) the 130th day after the Support Agreement Effective Date in the event that the SuperMedia Parties have not commenced Chapter 11 Cases (as defined in the SuperMedia Support Agreement), or (b) the 190th day after the Support Agreement Effective Date in the event that SuperMedia has commenced Chapter 11 Cases (as defined in the SuperMedia Support Agreement);

(2)         on the 100th day after the Support Agreement Effective Date if (x) based on the Administrative Agents’ Registers as of such date, the Consenting Lenders hold less than 100% of the aggregate outstanding principal amount of the Loans under one or more of the Credit Agreements and (y) prior thereto, the Solicitation Commencement Date has not occurred;

(3)         on the date on which each of the Amended and Restated Credit Agreements has become effective in accordance with its terms (which, if the Transaction is effectuated pursuant to the Prepackaged Alternative, shall be the Plan Effective Date);

(4)         on the Bankruptcy Threshold Date, unless the Administrative Agents and the Dex Parties have received executed signature pages to this Support Agreement from (i) more than 50% of the Lenders under each of the Credit Agreements and (ii) Lenders holding no less than 66 2/3% of the aggregate outstanding principal amount of the Loans under each of the Credit Agreements (the thresholds set forth in clauses (i) and (ii) above, collectively, the “Bankruptcy Threshold”);

(5)         upon the commencement of any of the Chapter 11 Cases prior to (x) the Solicitation Commencement Date or (y) the Solicitation End Date;

(6)         on the date on which any court of competent jurisdiction or other competent governmental or regulatory authority issues a ruling or an order making illegal or otherwise restricting, preventing or prohibiting the consummation of the Proposed Merger, the Amended and Restated Credit Agreements, the SuperMedia Amendments or any other aspect of the Transaction; provided that any such ruling or order remains in effect for a period of five (5) Business Days following its issuance or entry;

(7)         upon the occurrence of the Termination Date under and as defined in the SuperMedia Support Agreement;

(8)         if the Dex Parties have commenced the Chapter 11 Cases:

(i)                                     on the date on which any of the Chapter 11 Cases shall be dismissed or converted to a chapter 7 case, or a chapter 11 trustee, a responsible officer, or an examiner with enlarged powers relating to the operation of the businesses of any of the Dex Parties (powers beyond those set forth in Section 1106(a)(3) and (4) of the Bankruptcy Code) shall be appointed in any of the Chapter 11 Cases or any of the Dex Parties shall file a motion or other request for any such relief;

(ii)                                  upon the entry of any order in the Chapter 11 Cases terminating any Dex Party’s exclusive right to file a plan of reorganization pursuant to section 1121 of the Bankruptcy Code; or

(iii)                               if any Dex Party’s consensual use of cash collateral of the Secured Parties is terminated in accordance with an interim or final cash collateral order entered in the Chapter 11 Cases as required pursuant to Section 3.1(c)(11);

(9)         upon the termination of the Merger Agreement pursuant to its terms (after giving effect to any applicable grace or cure period specified therein); and

(10)  on the date the Dex Parties or the Consenting Lenders elect to terminate this Support Agreement in accordance with clause (y) of Section 8.13.

(b)                                 Termination After Breach.  Subject to the immediately succeeding sentence, this Support Agreement, and the obligations of all Parties hereunder shall terminate ten (10) Business Days after the Dex Parties or the Administrative Agents (on behalf of or upon the direction of the Required Consenting Lenders) give written notice of a material breach of any of the undertakings, representations, warranties or covenants of this Support Agreement by the Dex Parties (in the case of notice from the Administrative Agents) or any Consenting Lender (in the case of notice from the Dex Parties), and such breach shall not have been cured or waived by the Dex Parties or such Consenting Lender, as the case may be, in the ten (10) Business Day period after the receipt by the Administrative Agents or the Dex Parties, as the case may be, of such notice (it being understood that the Parties’ obligations under Section 2.1 shall be deemed material in all events).  Other than as set forth in Section 3.1(d), if any Consenting Lender shall breach its obligations under this Support Agreement, the Termination Event arising as a result of such act or omission shall apply only to such Consenting Lender, and this Support Agreement shall otherwise remain in full force and effect with respect to the Dex Parties and all other Consenting Lenders.

(c)                                  Termination After Specified Events.  This Support Agreement, and the obligations of all Parties hereunder shall terminate, ten (10) Business Days after the occurrence of any of the following events if such event has not been cured by the Dex Parties or waived by the Administrative Agents and the Required Consenting Lenders in accordance with Section 8.12 within such ten (10) Business Day period:

(1)         on the third (3rd) day after the Support Agreement Effective Date, unless prior thereto Dex shall have filed with the SEC its registration statement on Form S-4 including a proposed joint proxy statement/prospectus and disclosure statement (collectively, the “SEC Documents”) with respect to the Proposed Merger and the Merger Agreement, each in form and substance reasonably satisfactory to the Administrative Agents;

(2)         at 11:59 p.m. (New York City time) on December 16, 2012 (provided that Dex and the Administrative Agents may, by mutual agreement, extend such date one or more times to end no later than the 35th day after the Support Agreement Effective Date, unless prior thereto the proposed Amended and Restated Credit Agreements (excluding exhibits and schedules thereto) have been made available to the Lenders;

(3)         on the 55th day after the Support Agreement Effective Date, unless prior thereto the Definitive Loan Documentation (other than the Amended and Restated Credit Agreements) has been made available to the Lenders;

(4)         on the 75th day after Dex has filed the SEC Documents with the SEC, unless prior thereto the SEC has declared the registration statement effective for purposes of the proposed Dex Stockholder Approval (as defined in the Merger Agreement);

(5)         on the fifth (5th) Business Day after the effective date of the registration statement, unless prior thereto the Dex Parties have commenced solicitation of the Dex Stockholder Approval (as defined in the Merger Agreement);

(6)         if the Solicitation Commencement Date is not the same date as the date the Dex Parties have commenced solicitation of the Dex Stockholder Approval;

(7)         on the Solicitation Commencement Date, unless on or prior thereto the Dex Parties have made available to the Lenders the proposed Plan, Disclosure Statement and other solicitation materials;

(8)         on the 10th day after the Solicitation Commencement Date, unless prior thereto the proposed Definitive Bankruptcy Documentation (other than the Plan, the Disclosure Statement and the other solicitation materials) has been made available to the Lenders; provided that, for the avoidance of doubt, such proposed Definitive Bankruptcy Documentation (other than the Plan, the Disclosure Statement and the other solicitation materials) shall be subject to (i) continuing review and modification by Dex and its advisors and (ii) clauses (x) and (y) of the definition of “Definitive Bankruptcy Documentation”);

(9)         on the fifth (5th) Business Day after the Solicitation End Date, unless prior thereto (i) the Chapter 11 Cases have been commenced or (ii) Dex has provided written notice to the Administrative Agents that (x) Lenders holding 100% of the aggregate outstanding principal amount of Loans under each of the Credit Agreements have agreed to the Amended and Restated Credit Agreements and have executed and delivered this Support Agreement as of the date of such notice, (y) each of the Dex Stockholder Approval and the SuperMedia Stockholder Approval (each as defined in the Merger Agreement) has been obtained, and (z) the Dex Parties have elected to effectuate the Transaction out-of-court;

(10)  the Dex Parties’ failure to file the Plan and the Disclosure Statement with the Bankruptcy Court on the Petition Date;

(11)  the failure of the Bankruptcy Court, subject to the Bankruptcy Court’s schedule, to enter in the Chapter 11 Cases (A) within three (3) Business Days after the Petition Date, an interim order,  and (B) on or prior to the 40th day after the Petition Date (unless the Plan Effective Date has occurred), a final order, under Sections 105, 361, 362, 363 and 552 of the Bankruptcy Code and Bankruptcy Rules 2002, 4001 and 9014, and in form and substance reasonably satisfactory to the Administrative Agents, authorizing the Dex Parties to use the cash collateral of, and granting Adequate Protection to, the Secured Parties, and, in the case of the interim order, scheduling a final hearing pursuant to Bankruptcy Rule 4001(B);

(12) the failure of the Bankruptcy Court, subject to the Bankruptcy Court’s schedule, to enter in the Chapter 11 Cases (A) within three (3) Business Days after the Petition Date, an interim order, and (B) on or prior to the 40th day after the Petition Date (unless the Plan Effective Date has occurred), a final order, in form and substance reasonably satisfactory to the Administrative Agents, approving the Dex Parties’ cash management systems;

(13) the 50th day after the Petition Date, unless prior thereto the Bankruptcy Court has entered the Confirmation Order, subject to the Bankruptcy Court’s schedule;

(14) the 15th day after entry of the Confirmation Order approving the Plan, unless prior thereto the Plan Effective Date has occurred;

(15) the Dex Parties take any of the following actions: (A) withdrawing the Plan, (B) publicly announcing their intention not to proceed with the Plan, or (C) filing any motion, pleading, plan of reorganization and/or disclosure statement that, in the reasonable judgment of the Administrative Agents (x) is materially inconsistent with the Plan in the form annexed hereto as Exhibit A or this Support Agreement (including the Amendment Term Sheets) or (y) materially adversely affects the rights of the Consenting Lenders under this Support Agreement;

(16) the Bankruptcy Court grants relief that, in the reasonable judgment of the Administrative Agents (x) is materially inconsistent with this Support Agreement (including the Amendment Term Sheets) or (y) materially adversely affects the rights of the Consenting Lenders under this Support Agreement;

(17) if any change, effect, event, occurrence, development, circumstance or state of facts occurs that has or would reasonably be expected to have a Material Adverse Effect;

(18) the occurrence of an Event of Default under any of the Credit Agreements (other than as a result of the occurrence of an event specified in section 365(e)(1)(A) of the Bankruptcy Code, commencement of the Chapter 11 Cases or a cross-default arising therefrom);

(19) either (1) a filing by any Dex Party of any motion, application or adversary proceeding challenging the validity, enforceability, perfection or priority of, or seeking avoidance or subordination of, the Obligations (as defined in each of the Credit Agreements) or the liens securing the Obligations or asserting any other cause of action against and/or with respect to the Obligations, the prepetition liens securing the Obligations, the Administrative Agents or any of the Consenting Lenders (or if any Dex Party supports any such motion, application or adversary proceeding commenced by any third party or consents to the standing of any such third party), or (2) the entry of an order of the Bankruptcy Court granting relief with respect to any of the foregoing claims or causes of action;

(20) the amendment or modification of, or the filing of a pleading by any of the Dex Parties that seeks to amend or modify, the Plan, the Disclosure Statement or any documents related to the Plan (excluding, however, an amendment or modification to Section 8.3 or Section 8.4 of the Plan, or to a defined term used therein, including under the Confirmation Order, if and to the extent directed by the Bankruptcy Court), which amendment, modification or filing, in the reasonable judgment of the Administrative Agents (x) is materially inconsistent with the Plan in the form annexed hereto as Exhibit A or this Support Agreement (including the Amendment Term Sheets) or (y) materially adversely affects the rights of the Consenting Lenders under this Support Agreement;

(21) (A) the amendment or modification of, or the filing of a pleading by any of the SuperMedia Parties that seeks to amend or modify, the Plan (as defined in the SuperMedia Support Agreement), the Disclosure Statement (as defined in the SuperMedia Support Agreement), or any documents related to the Plan (as defined in the SuperMedia Support Agreement) (excluding, however, an amendment or modification to Section 8.3 or Section 8.4 of such Plan, or to a defined term used therein, including under the Confirmation Order, as defined in the SuperMedia Support Agreement, if and to the extent directed by the Bankruptcy Court), which amendment, modification or filing, in the reasonable judgment of the Dex Parties or the Administrative Agents, as applicable, (x) is materially inconsistent with the terms of the Transaction or this Support Agreement or (y) materially adversely affects the rights of the Dex Parties or the Consenting Lenders, as applicable, under this Support Agreement; or (B) the amendment, modification or supplement of the SuperMedia Support Agreement or the waiver of any terms thereof other than in accordance with Section 8.12; or

(22) upon the occurrence of a “Termination Event” under and as defined in the SuperMedia Support Agreement (it being understood that, for the avoidance of doubt, a Termination Event occurring under Section 3.1(a) of the SuperMedia Support Agreement shall result in a Termination Date under this Support Agreement without any opportunity to cure or waive such Termination Event).

(d)                                 Bankruptcy Threshold Termination.  After the Bankruptcy Threshold Date, this Support Agreement, and the obligations of all Parties hereunder, shall terminate on the 10th Business Day after the receipt by the Administrative Agents from the Dex Parties, or the Dex Parties from the Administrative Agents, as the case may be, of notice that the Bankruptcy Threshold with respect to the Loans outstanding under any Credit Agreement is no longer satisfied; provided that this Support Agreement shall not terminate if, on the 10th Business Day after such notice is received, the Bankruptcy Threshold with respect to the Loans outstanding under each Credit Agreement is satisfied.

3.2                               Effect of Termination; Termination Event Procedures.

(a)                                 Each of the Dex Parties hereby agrees that the automatic stay arising pursuant to section 362 of the Bankruptcy Code in the event the Chapter 11 Cases are commenced shall be deemed waived or modified for purposes of providing notice or exercising rights hereunder.

(b)                                 Upon the Termination Date, any and all ballots with respect to the Plan and signature page(s) to the Amended and Restated Credit Agreements delivered by each Consenting Lender prior to such Termination Date shall be immediately withdrawn, and such ballots and signature pages, as the case may be, shall be deemed to be null and void for all purposes (with respect to the ballots, as expressly set forth therein) and shall not be considered or otherwise used in any manner by the Parties; provided that within five (5) Business Days after the Termination Date any Consenting Lender, on behalf of itself and no other Consenting Lender, may advise the Dex Parties in writing (with a copy to the Administrative Agents) that such Consenting Lender’s ballot, signature page(s) to the Amended and Restated Credit Agreements and signature page or Lender Joinder hereto continue to be effective and are not withdrawn.

Section 4.                  Conditions Precedent to Support Agreement.

The obligations of the Parties and the effectiveness hereof (other than Section 8.7(b) hereof) are subject to satisfaction of each of the following conditions:

(a)                                 receipt by the Administrative Agents of an executed signature page to this Support Agreement by Dex on behalf of itself and all of the other Dex Parties;

(b)                                 receipt by the Administrative Agents and the Dex Parties of executed signature pages to this Support Agreement by the Lenders set forth on Schedule 2 attached hereto;

(c)                                  receipt by the Administrative Agents of resolutions from each Dex Party evidencing the corporate or similar organizational authority of such Dex Party to execute, deliver and perform its obligations under this Support Agreement;

(d)                                 receipt by the Administrative Agents of a certificate dated as of the Support Agreement Effective Date from an authorized officer of each Dex Party certifying the names and true signatures of the officers of such Dex Party authorized to sign this Support Agreement;

(e)                                  receipt by the Administrative Agents of a certificate dated as of the Support Agreement Effective Date from an authorized officer of each Dex Party certifying that the representations and warranties of such Dex Party set forth in this Support Agreement are true and correct;

(f)                                   the SuperMedia Support Agreement shall have become effective by its terms and shall be in full force and effect or shall become effective simultaneously with the occurrence of the Support Agreement Effective Date;

(g)                                  receipt by the Administrative Agents of a certificate dated as of the Support Agreement Effective Date from an authorized officer of each Dex Party that is a party to the Merger Agreement certifying that the Merger Agreement is in full force and effect and no party thereto has received notice of a breach of the terms, covenants, agreements, representations or warranties thereto; and

(h)                                 receipt by the Administrative Agents’ counsel and financial advisors of all reasonable outstanding, invoiced fees and expenses through the Support Agreement Effective Date.

Section 5.                  Representations, Warranties and Covenants.

5.1                               Power and Authority.

Each Consenting Lender, severally and not jointly, and each of the Dex Parties, jointly and severally, represents, warrants and covenants that, as of the Support Agreement Effective Date (or, in the case of Consenting Lenders executing and delivering signature pages hereto after the Support Agreement Effective Date but prior to the Bankruptcy Threshold Date, as of the date of its execution and delivery of its signature page hereto), (i) such Party has and shall maintain all requisite corporate, partnership, or limited liability company power and authority to enter into this Support Agreement and to perform under the Amended and Restated Credit Agreements and (ii) the execution and delivery of this Support Agreement and the performance of its obligations hereunder have been duly authorized by all necessary action on its part.

5.2                               Enforceability.

Each Consenting Lender, severally and not jointly, and each of the Dex Parties, jointly and severally, represents, warrants and covenants that this Support Agreement is the legally valid and binding obligation of it, enforceable in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws limiting creditors’ rights generally or by equitable principles relating to enforceability.

5.3                               No Material Misstatement or Omission.

The Dex Parties, jointly and severally, represent, warrant and covenant that the joint proxy statement / prospectus and disclosure statement constituting a part of the registration statement on Form S-4 filed with the SEC on or about December 6, 2012 will not with respect to the information contained therein relating to Dex, as of the date such registration statement is declared effective by the SEC, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made therein, in light of the circumstances in which they are made, not materially misleading.  The projections and pro forma financial information contained in the joint proxy statement / prospectus and disclosure statement are based upon good faith estimates and assumptions believed by the Dex Parties to be reasonable at the time made in light of the circumstances under which such estimates and assumptions were made, it being recognized by the Administrative Agents and the Consenting Lenders that such financial information as it relates to future events is not to be viewed as fact and that actual results during the period or periods covered by such financial information may differ from the projected results set forth therein in a material amount.

5.4                               Governmental Consent; No Conflicts.

Each of the Dex Parties, jointly and severally, represents, warrants and covenants that, as of the Support Agreement Effective Date, the execution, delivery, and performance by it of this Support Agreement (a) does not and shall not require any registration or filing with, consent or approval of, or notice to, or other action to, with, or by, any Federal, state, or other governmental authority or regulatory body, except (i) such filings as may be necessary and/or required for disclosure by the SEC and applicable state securities or “blue sky” laws and (ii) any filings in connection with the Chapter 11 Cases, including the approval of the Disclosure Statement and confirmation of the Plan, (b) will not violate any applicable law or regulation or the charter, limited liability company agreement, by-laws or other organizational documents of any of the Dex Parties or any order of any governmental authority and (c) will not violate or result in a default under the Merger Agreement or that certain Indenture, dated as of January 29, 2010, between Dex and The Bank of New York Mellon, as trustee, as such Indenture may be amended, supplemented or otherwise modified from time to time.

5.5                               Ownership.

Each Consenting Lender, severally, and not jointly, represents, warrants and covenants that:

(a)                                 such Consenting Lender is the owner of the Claims set forth on its signature page hereto or on the schedule attached to its Lender Joinder (as applicable), or has and shall maintain the power and authority to bind the legal and beneficial owner(s) of such Claims to the terms of this Support Agreement;

(b)                                 such Consenting Lender (i) has and shall maintain full power and authority to vote on its Claims and execute and deliver its signature page(s) to the Amended and Restated Credit Agreements and this Support Agreement or (ii) has received direction from the party having full power and authority to vote on its Claims and execute and deliver its signature page(s) to the Amended and Restated Credit Agreements and this Support Agreement;

(c)                                  other than as permitted under this Support Agreement, such Claims are and shall continue to be free and clear of any pledge, lien, security interest, charge, claim, equity, option, proxy, voting restriction, right of first refusal or other limitation on disposition, or encumbrances of any kind, that would adversely affect in any way such Consenting Lender’s performance of its obligations under this Support Agreement at the time such obligations are required to be performed; and

(d)                                 such Consenting Lender has made no prior Transfer, and has not entered into any other agreement to assign, sell, participate, grant, convey or otherwise transfer, in whole or in part, any portion of its right, title, or interest in any Claims held by such Consenting Lender as of the date hereof that are inconsistent with, or in violation of, the representations and warranties of such Consenting Lender herein, in violation of its obligations under this Support Agreement or that would adversely affect in any way such Consenting Lender’s performance of its obligations under this Support Agreement at the time such obligations are required to be performed.

5.6                               Merger Agreement and Proposed Merger.

(a)                                 Each of the Dex Parties jointly and severally represents, warrants and covenants that:

(1)         as of the Support Agreement Effective Date, except in connection with the Merger Agreement and the Proposed Merger, such Dex Party (i) has not resolved to engage in any merger, consolidation, asset sale, or the purchase or acquisition of all or a substantial part of the assets of another Person and (ii) has not been a party to any agreement or engaged in any discussions or negotiations with any Person that is reasonably likely to lead to any merger, consolidation, asset sale, or the purchase or acquisition of all or a substantial part of the assets of another Person, in each case, which would be material to the Dex Parties.

(2)         other than as a result of filing the Chapter 11 Cases to implement the Transaction, its obligations hereunder and under the Merger Agreement do not materially conflict with, or result in the breach of, or constitute a default under, or result in or permit the termination or acceleration of, any material contractual obligation of the Dex Parties.

(3)         the representations and warranties made in the Merger Agreement by such Dex Party are true, correct and complete in all material respects as of the Support Agreement Effective Date except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true, correct and complete in all respects as so qualified).

(b)                                 The Dex Parties shall not materially amend or modify the Merger Agreement (as in effect on the Support Agreement Effective Date), including Article V of the Merger Agreement, without the consent of the Required Consenting Lenders; for the avoidance of doubt, termination of the Merger Agreement shall not limit the effect of the termination provisions set forth in this Support Agreement.  The Dex Parties shall not waive any material obligation, material right or material condition under the Merger Agreement without the consent of the Required Consenting Lenders.

(c)                                  Prior to consummation of the Proposed Merger (whether consummated out-of-court or on the Plan Effective Date), the Dex Parties shall comply with each of their material obligations under the Merger Agreement (including Article V thereof).

(d)                                 Dex shall give the Administrative Agents prompt written notice (and in any event, within one (1) Business Day) of Dex receiving or giving any notice of a material event pursuant to the terms of the Merger Agreement, including a notice of “Change in SuperMedia Recommendation” (as defined in the Merger Agreement) or a notice of termination of the Merger Agreement.

5.7                               Company Presentation.

No later than January 31, 2013, Dex (in conjunction with SuperMedia) shall make a written and oral presentation to “private side” Lenders regarding potential cost reduction initiatives and the integration initiative to be implemented among Dex and SuperMedia in anticipation of and in connection with the Proposed Merger, including, among others things, with respect to synergies, additional potential cost reduction opportunities and digital products integration plans that may be implemented prior to or after with the Proposed Merger.

5.8                               Financial Statements

From and after the Support Agreement Effective Date, and so long as this Support Agreement is in effect (x) Dex East hereby authorizes and directs the Dex East Agent to deliver the financial statements delivered pursuant to the Dex East Credit Agreement to the Dex West Agent, the RHD Agent and the Administrative Agent (as defined in the SuperMedia Support Agreement) for distribution by such Administrative Agents to their respective lending syndicates, (y) Dex West hereby authorizes and directs the Dex West Agent to deliver the financial statements delivered pursuant to the Dex West Credit Agreement to the Dex East Agent, the RHD Agent and the Administrative Agent (as defined in the SuperMedia Support Agreement) for distribution by such Administrative Agents to their respective lending syndicates and (z) RHD hereby authorizes and directs the RHD Agent to deliver the financial statements delivered pursuant to the RHD Agreement to the Dex East Agent, the Dex West Agent and the Administrative Agent (as defined in the SuperMedia Support Agreement) for distribution by such Administrative Agents to their respective lending syndicates.

Section 6.                  Remedies.

The Parties agree that any breach of this Support Agreement by the Dex Parties, on the one hand, and the Consenting Lenders, on the other hand, would give rise to irreparable damage for which monetary damages would not be an adequate remedy.  Each Dex Party and each Consenting Lender accordingly agrees that the Consenting Lenders and the Dex Parties, as the case may be, will be entitled to enforce the terms of this Support Agreement by decree of specific performance without the necessity of proving the inadequacy of monetary damages as a remedy and to obtain injunctive relief against any breach or threatened breach.  The Consenting Lenders and the Dex Parties, as the case may be, agree that such relief will be their only remedy against the applicable other Party with respect to any such breach, and that in no event will any Party be liable for monetary damages.

Section 7.                  Acknowledgments.

This Support Agreement is the product of negotiations among the Parties, together with their respective representatives.  Notwithstanding anything herein to the contrary, this Support Agreement is not, and shall not be deemed to be, a solicitation of votes for the acceptance of the Plan or any plan of reorganization for the purposes of sections 1125 and 1126 of the Bankruptcy Code or otherwise.  The Dex Parties will not solicit acceptances of the Plan from any Consenting Lender until such Consenting Lender has been provided with a copy of the Disclosure Statement.  Furthermore, no securities of any Dex Party are being offered or sold hereby and this Support Agreement neither constitutes an offer to sell nor a solicitation of an offer to buy any securities of any Dex Party.

Section 8.                  Miscellaneous Terms.

8.1                               Assignment; Transfer Restrictions.

(a)                                 Each Consenting Lender hereby agrees, severally and not jointly, for so long as this Support Agreement shall remain in effect as to it, not to Transfer any of its Claims, or convey, grant, issue or sell any option or right to acquire any of its Claims or voting rights related thereto or any other interest in any Claim against the Dex Parties, except to (i) a party that is a Consenting Lender or (ii) a Joining Lender Party; provided that any such Claims shall automatically be deemed to be subject to the terms of this Support Agreement; provided further, that an entity or Person that purchases a participation interest from a Consenting Lender (pursuant to Section 9.04(c) of the Credit Agreements) shall not be required to execute and deliver a Lender Joinder.  As a condition to the effectiveness of any such Transfer, each Joining Lender Party shall indicate, on the signature page to its Lender Joinder, the amount of Loans held by such Joining Lender Party.  With respect to any Transfer effectuated in accordance with this Section 8.1(a), such Joining Lender Party shall be deemed to be a Consenting Lender for purposes of this Support Agreement.  For the avoidance of doubt, any sale of participations (under Section 9.04(c) of the Credit Agreements) by a Consenting Lender of all or a portion of such Consenting Lender’s rights or obligations under any of the Credit Agreements (including all or a portion of the Loans owing to such Consenting Lender) shall not relieve such Consenting Lender from its obligations under this Support Agreement, including with respect to any such participation (regardless of any instruction a transferee of such participation gives with respect to voting or any other rights and obligations of the Consenting Lender hereunder), to which such Consenting Lender shall remain bound subject to the terms hereof.

(b)                                 Any purported Transfer or transaction involving any Claim that does not comply with the procedures set forth in Section 8.1(a) shall be deemed void ab initio.

(c)                                  Any Consenting Lender that Transfers all of its Claims in accordance with Section 8.1(a) shall no longer be bound by this Support Agreement.

(d)                                 Notwithstanding the foregoing provisions of this Section 8.1, any Consenting Lender may, at any time and without notice to or consent from any other Party, pledge or grant a security interest in all or any portion of its Claims or rights (including rights to payment of interest and repayment of principal) under any of the Credit Agreements, as applicable, in order to secure obligations of such Consenting Lender to a Federal Reserve Bank or to secure obligations owed in connection with financing provided to such Consenting Lender; provided that no such pledge or grant of a security interest shall release such Consenting Lender from any of its obligations hereunder or substitute any such pledgee or grantee for such Consenting Lender as a Party hereto.

(e)                                  This Support Agreement shall not preclude any Consenting Lender from acquiring additional Loans; provided that any such Loans shall automatically be deemed to be “Claims” subject to the terms of this Support Agreement.

8.2                               No Third Party Beneficiaries.

This Support Agreement shall be solely for the benefit of the Administrative Agents, the Dex Parties and each Consenting Lender.  No Person shall be a third party beneficiary of this Support Agreement.

8.3                               Entire Agreement.

This Support Agreement, including Schedules, Exhibits, Annexes and the Definitive Documentation, constitutes the entire agreement of the Parties with respect to the subject matter of this Support Agreement, and supersedes all other prior negotiations, agreements, and understandings, whether written or oral, among the Parties with respect to the subject matter of this Support Agreement.

8.4                               Counterparts.

This Support Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same agreement. Delivery of an executed signature page of this Support Agreement by electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

8.5                               Settlement Discussions.

This Support Agreement (including the Amendment Term Sheets) is the product of negotiations among the Parties hereto and reflects various agreements and compromises to implement the Transaction.  Nothing herein shall be deemed to be an admission of any kind.  Pursuant to Federal Rule of Evidence 408 and any applicable state rules of evidence, this Support Agreement and all negotiations relating hereto shall not be admissible into evidence in any proceeding other than a proceeding to enforce the terms of this Support Agreement.

8.6                               Continued Banking Practices.

Notwithstanding anything herein to the contrary, each Consenting Lender, each Administrative Agent and their respective affiliates may accept deposits from, lend money to, and generally engage in any kind of banking, investment banking, trust or other business with, or provide debt financing (including debtor in possession financing), equity capital or other services (including financial advisory services) to any Dex Party or any affiliate of any Dex Party or any other Person, including, but not limited to, any Person proposing or entering into a transaction related to or involving any Dex Party or any affiliate thereof.

8.7                               Reservation of Rights; Events of Default; Waivers; Amendments.

(a)                                 Except as expressly provided in this Support Agreement, nothing herein is intended to, shall or shall be deemed in any manner to (i) waive, limit, impair, prejudice or restrict the ability of each Consenting Lender to protect and preserve its rights, remedies and interests, including, but not limited to, all of its rights and remedies, whether now existing or arising in the future, under any of the Credit Agreements, the other Loan Documents, any other instrument or agreement referred to herein or therein, the Bankruptcy Code or applicable law, including any such rights and remedies relating to Defaults or other events that may have occurred prior to the execution of this Support Agreement, any and all of its claims and causes of action against any of the Dex Parties, any liens or security interests it may have in any assets of any of the Dex Parties or any third parties, or its full participation in the Chapter 11 Cases, if commenced, (ii) constitute an amendment, modification or forbearance by the Lenders with respect to (x) any other term, provision, condition, Default or Event of Default of or under any of the Credit Agreements or any of the other Loan Documents, or (y) any other instrument or agreement referred to herein or therein and (iii) limit or impair the ability of any of the Consenting Lenders to consult with each other, the Dex Parties, the SuperMedia Parties and the SuperMedia Lenders.  If the Amended and Restated Credit Agreements are not consummated as provided herein or if a Termination Date occurs, the Administrative Agents, the Consenting Lenders and the Dex Parties each fully reserve any and all of their respective rights, remedies and interests under the Loan Documents and applicable law and in equity.

(b)                                 Without limiting subsection 8.7(a) in any way, from and after the date that this Support Agreement has been executed and delivered by Required Lenders under each of the Credit Agreements, and the conditions set forth in Section 4 have been satisfied or waived, the Consenting Lenders, the Administrative Agents and the Dex Parties, as applicable:

(1)         (x) waive any Default or Event of Default arising under Article VII(j)(vi) of each of the Credit Agreements solely to the extent that such Default or Event of Default may result from taking any action for the purpose of effecting the Transaction through the commencement of the Chapter 11 Cases, which waiver shall survive termination of this Support Agreement; and (y) Article VII(j) of each of the Credit Agreements is amended as of the Support Agreement Effective Date by deleting clause (vi) thereof and replacing it with: “take any action for the purpose of effecting any of the foregoing; provided, however, that, for the avoidance of doubt, none of the Ultimate Parent’s, any Material Ultimate Parent Subsidiary’s, the Parent’s, the Borrower’s or any Material Subsidiary’s execution of, performance of the obligations contemplated by or consistent with, and the taking of any action under (I) the Support and Limited Waiver Agreement dated as of December 5, 2012 by and among the Ultimate Parent, its Subsidiaries, the Agent, the other administrative agent referenced therein and the lenders from time to time party thereto (as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof) and (II) the Merger Agreement (as defined in the Support and Limited Waiver Agreement referred to in clause (I) above) shall constitute a Default or an Event of Default under this clause (vi).”;

(2)         with respect to all Loan Parties, waive any Default or Event of Default under Article VII(f) of each of the Credit Agreements arising from the Borrower’s failure to comply with Section 5.01(a) solely as a result of the failure to deliver an audit without a ‘going concern’ or like qualification, exception or explanatory paragraph with respect to the fiscal year ending December 31, 2012 (which ‘going concern’ or like qualification, exception or explanatory paragraph relates (i) to the anticipated or potential commencement of the Chapter 11 Cases pursuant to this Support Agreement and (ii) does not expressly provide that it results from (x) a limitation of scope or (y) the financial statements not presenting fairly in all material respects the financial position, results of operations or cash flows of the Dex Parties in conformity with GAAP resulting in a qualified or adverse audit opinion), which waiver shall survive termination of this Support Agreement;

(3)         agree that Section 5.01 of each Credit Agreement is hereby amended to incorporate the covenants in the second sentence of the first paragraph (including all bullet points thereunder) under the heading “Affirmative Covenants” in, as applicable, the Amendment Term Sheets, and the applicable Dex Parties hereby agree to comply therewith upon the effectiveness of this Section 8.7(b)(3); and

(4)         agree that for so long as this Support Agreement is in effect, notwithstanding anything in the Credit Agreements to the contrary, the Dex Parties shall not make any Discounted Voluntary Prepayments.

(c)                                  Notwithstanding anything herein to the contrary, the Parties acknowledge that the support of any Consenting Lender contained in this Support Agreement relates solely to such Consenting Lender’s rights and obligations as a Consenting Lender under the applicable Credit Agreement, and does not bind such Consenting Lender or its affiliates with respect to any other indebtedness or other liability owed by Dex or any of its subsidiaries and affiliates to such Consenting Lender or any affiliate of such Consenting Lender.  Notwithstanding anything herein to the contrary, in the event that a Consenting Lender (or affiliate thereof) has a contractual obligation with respect to any debt claims other than the Claims to vote such claims as directed by a third party, such Consenting Lender’s (or affiliate’s) compliance with such direction shall not be deemed a violation of any of the provisions of this Support Agreement.  For purposes of this Support Agreement, (x) claims of a Consenting Lender that are held by such Consenting Lender in a fiduciary or similar capacity and (y) claims held by a Consenting Lender in its capacity as a broker, dealer or Qualified Marketmaker of Loans under the applicable Credit Agreement or any other claim against or security of the Dex Parties (including any Loans or claims held in inventory with respect to such broker, dealer, or market-making activities, provided that the positions with respect to such Loans or claims are separately identified on the internal books and records of such Consenting Lender) shall not, in either case (x) or (y), be bound by or subject to this Support Agreement; provided further that the Claims identified on such Consenting Lender’s signature page or Lender Joinder hereto, as applicable, shall not be subject to this sentence or be deemed to satisfy clause (x) or (y) above.

8.8                               Relationship Among Parties.

It is understood and agreed that no Consenting Lender has any duty of trust or confidence in any form with any other Consenting Lender, and, except as provided in this Support Agreement, there are no commitments among or between them.  In this regard, it is understood and agreed that any Consenting

Lender may trade in the Loans or other debt or equity securities of the Dex Parties without the consent of the Dex Parties, as the case may be, or any other Consenting Lender, subject to applicable securities laws, the terms of this Support Agreement and the applicable Credit Agreements; provided however that no Consenting Lender shall have any responsibility for any such trading by any other Person by virtue of this Support Agreement.  No prior history, pattern or practice of sharing confidences among or between the Consenting Lenders shall in any way affect or negate this understanding and agreement.

8.9          Governing Law; Waiver of Jury Trial.

(a)                                 The Parties waive all rights to trial by jury in any jurisdiction in any action, suit, or proceeding brought to resolve any dispute under or arising out of or in connection with this Support Agreement, whether sounding in contract, tort or otherwise.

(b)                                 This Support Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.  By its execution and delivery of this Support Agreement, each Party hereby irrevocably and unconditionally agrees for itself that, subject to Section 8.9(c), any legal action, suit or proceeding against it with respect to any matter under or arising out of or in connection with this Support Agreement or for recognition or enforcement of any judgment rendered in any such action, suit or proceeding, may be brought in any state or federal court of competent jurisdiction in New York County, State of New York, and by execution and delivery of this Support Agreement, each of the Parties hereby irrevocably accepts and submits itself to the nonexclusive jurisdiction of such court, generally and unconditionally, with respect to any such action, suit or proceedings.

(c)                                  Notwithstanding the foregoing, if the Chapter 11 Cases are commenced, nothing in Sections 8.9(a) or 8.9(b) shall limit the authority of the Bankruptcy Court to hear any matter under or arising out of or in connection with this Support Agreement.

8.10        Successors.

This Support Agreement is intended to bind the Parties and inure to the benefit of the Administrative Agents, the Consenting Lenders and each of the Dex Parties and their respective successors, permitted assigns, heirs, executors, administrators and representatives.

8.11        Acknowledgment Regarding Counsel.

Each of the Parties acknowledges that it has been represented by counsel (or had the opportunity to and waived its right to do so) in connection with this Support Agreement and the transactions contemplated by this Support Agreement.  Accordingly, any rule of law or any legal decision that would provide any Party with a defense to the enforcement of the terms of this Support Agreement against such Party based upon lack of legal counsel shall have no application and is expressly waived.  No Party shall have any term or provision construed against such Party solely by reason of such Party having drafted the same.

8.12        Amendments, Modifications, Waivers.

(a)                                 Except as set forth in the last sentence of this Section 8.12(a), this Support Agreement may only be modified, amended or supplemented, and any of the terms hereof (including in Section 3.1 hereof) may only be waived, by an agreement in writing signed by each of the Dex Parties and the Required Consenting Lenders; provided that (1) any such modification, amendment, supplement or waiver shall not be effective unless also agreed to in writing by each Consenting Lender (i) under a particular Credit Agreement whose treatment or rights is adversely affected by the modification, amendment, supplement or waiver in a manner different from the other Consenting Lenders under such Credit Agreement or (ii) whose consent would be required under the first proviso of Section 9.02(b) of the RHD Credit Agreement or under the second proviso of Section 9.02(b) of the Dex East Credit Agreement or the Dex West Credit Agreement, as applicable, if such modification, amendment, supplement or waiver to an Amendment Term Sheet (each as in the form attached hereto as Exhibit D, E and F on the Support Agreement Effective Date) were instead a modification, amendment, supplement or waiver to or under the applicable Credit Agreement, and (2) if the Dex Parties and the Required Consenting Lenders consent to any such modification, amendment, supplement or waiver, but a Consenting Lender whose consent is required under part (1) above does not so consent, the Dex Parties may terminate such non-consenting Consenting Lender as a Party to this Support Agreement and, as of the date of such termination, such Consenting Lender shall have no rights or obligations under this Support Agreement.  For the avoidance of doubt, any modification, amendment, supplement, extension or waiver that is expressly permitted under this Support Agreement with the prior consent of the Administrative Agents and/or the Majority Documentation Lenders is not a modification, amendment, supplement, extension or waiver that is subject to this Section 8.12.

(b)                                 Except as set forth in the last sentence of this Section 8.12(b), the SuperMedia Support Agreement may only be modified, amended or supplemented, and any of the terms thereof (including in Section 3.1 thereof) may only be waived, by an agreement in writing signed by the Required Consenting Lenders hereunder.  For the avoidance of doubt, any modification, amendment, supplement, extension or waiver that is expressly permitted under the SuperMedia Support Agreement with the prior consent of the Administrative Agent and/or the Majority Documentation Lenders (in each case, as defined in the SuperMedia Support Agreement) is not a modification, amendment, supplement, extension or waiver that is subject to this Section 8.12.

(c)                                  The definition of Required Consenting Lenders, and this Section 8.12, may not be modified, amended or supplemented, or any of its terms waived, as applicable, without the prior written consent of each Consenting Lender.

8.13        Fiduciary Duties.

Notwithstanding anything to the contrary herein, nothing in this Support Agreement shall require Dex, any of the other Dex Parties, or any of their respective directors or officers (in such Person’s capacity as a director or officer) to take any action, or to refrain from taking any action, to the extent that taking such action or refraining from taking such action would be inconsistent with such Person’s fiduciary obligations under applicable law; provided that (x) to the extent that taking such action or refraining from taking such action would be reasonably likely to result in a breach of this Support Agreement, Dex shall give the Administrative Agents not less than three (3) Business Days prior written notice of such anticipated action or anticipated refraining from taking such action and (y) if taking any such action or refraining from taking such action results in, or is reasonably likely to result in, a breach of this Support Agreement, then Dex (upon the expiration of the three (3) Business Day notice period set forth in (x) above) or the Consenting Lenders (upon receipt of the notice from Dex contemplated in (x) above), as the case may be, may terminate this Support Agreement as set forth in Section 3.1(a)(10) (it being understood that the specific performance provisions of Section 6 shall not be applicable to the Parties with respect to their rights under this Section 8.13).

8.14        Further Assurances; Rule of Construction.

Subject to the other terms of this Support Agreement, the Parties agree to execute and deliver such other instruments and perform such acts, in addition to the matters herein specified, as may be reasonably appropriate or necessary, from time to time, to effectuate the Amended and Restated Credit Agreements (including, if Dex has elected the Prepackaged Alternative and not withdrawn such election, the Plan).  For purposes of computing days under this Support Agreement, (i) the day of the event triggering the period shall be excluded; (ii) every day, including intermediate non-Business Days shall be included; and (iii) the last day of the period shall be included, provided that, other than with respect to the date set forth in Section 3.1(c)(2), if the last day of the period is a non-Business Day, the period shall continue to run until the immediately succeeding Business Day from such last day of the period.

8.15        Public Disclosure.

(a)                                 The Parties acknowledge that this Support Agreement will be publicly disclosed on the earlier of (x) a Termination Date and (y) the date on which Dex has filed its SEC Documents with the SEC.  Any and all public disclosures of this Support Agreement shall include such redactions as may be reasonably requested by the Administrative Agents’ counsel to maintain the confidentiality of the items identified in Section 8.15(b) hereof, subject to any applicable requirements under the federal securities laws, the Bankruptcy Code or the Bankruptcy Rules.

(b)                                 Except as required by law (as determined by outside counsel to the Dex Parties and with reasonable prior notice to the Administrative Agents), neither the Dex Parties nor the Administrative Agents shall (a) use the name of any Consenting Lender in any public manner without such Consenting Lender’s prior written consent (except to the extent that the name of a Consenting Lender is otherwise set forth herein or the Plan, not including the signature pages or schedules hereto or to any Lender Joinder) or (b) disclose to any Person (including, for the avoidance of doubt, any other Consenting Lender) other than the Administrative Agents, their advisors and the advisors to the Dex Parties and/or the SuperMedia Parties the amount or percentage of any Loans to the Dex Parties held by any Consenting Lender.  The Dex Parties may disclose the aggregate amount of outstanding Loans held by all Consenting Lenders under each Credit Agreement.

8.16        Severability of Provisions.

If any provision of this Support Agreement for any reason is held to be invalid, illegal or unenforceable in any respect, that provision shall not affect the validity, legality or enforceability of any other provision of this Support Agreement.

8.17        Notices.

All notices and other communications required or permitted hereunder shall be in writing and shall be deemed given when: (a) delivered personally or by overnight courier to the following address of the applicable other Party hereto; or (b) sent by fax to the following fax number of such other Party hereto with the confirmatory copy delivered by overnight courier to the address of such other Party listed below.

If to the Dex Parties, to:

Dex One Corporation

1001 Winstead Drive

Cary, NC 27513

Attn:        Mark W. Hianik

Telephone: (919) 297-1222

Facsimile: (919) 297-1518

with a copy to:

Kirkland & Ellis LLP

601 Lexington Avenue

New York, New York 10022

Attn:       Marc Kieselstein, P.C.

Christopher J. Marcus

Telephone: (212) 446-4800

Facsimile: (212) 446-4900

If to any Consenting Lender, the address set forth on its signature page.

If to the Dex East Agent or the Dex West Agent, to:

JPMorgan Chase Bank, N.A.

383 Madison Avenue,

New York, New York 10179

Attn:       Neil Boylan

Telephone: (212) 270-1410

Facsimile: (212) 622-4560

with a copy to

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017

Attn:       Steve Fuhrman and Sandy Qusba

Telephone: (212) 455-2000

Facsimile: (212) 455-2502

If to the RHD Agent, to:

Deutsche Bank

60 Wall Street, 43rd Floor

New York, New York 10005

Attn:       Mark Cohen and Benjamin Souh

Telephone: (212) 250-6596

Facsimile: (646) 502-4257

with a copy to

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017

Attn: Steve Fuhrman and Sandy Qusba

Telephone: (212) 455-2000

Facsimile: (212) 455-2502

[SIGNATURE PAGES FOLLOW]

In witness whereof, the Parties hereto have caused this Support Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

Dex One Corporation
on behalf of itself and all of its direct and indirect subsidiaries

By:
Name:
Title:

[Signature Page to Dex Support and Limited Waiver Agreement]

JPMorgan Chase Bank, N.A., in its capacity as Dex East Agent and Dex West Agent

By:
Name:
Title:

[Signature Page to Dex Support and Limited Waiver Agreement]

Deutsche Bank Trust Company Americas, in its capacity as RHD Agent

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to Dex Support and Limited Waiver Agreement]

[CONSENTING LENDER SIGNATURE BLOCKS], as a Consenting Lender

By:
Name:
Title:

Notice Address:

CLAIMS UNDER DEX EAST CREDIT AGREEMENT

Lender	Amount of Claim under Credit Agreement

CLAIMS UNDER DEX WEST CREDIT AGREEMENT

Lender	Amount of Claim under Credit Agreement

CLAIMS UNDER RHD CREDIT AGREEMENT

Lender	Amount of Claim under Credit Agreement

[Signature Page to Dex Support and Limited Waiver Agreement]

SCHEDULE 1

DEX PARTIES

Dex One Corporation

Dex Media, Inc.

Dex One Digital, Inc.

Dex One Service, Inc.

R.H. Donnelly Inc.

R.H. Donnelley Corporation

Dex Media East, Inc.

Dex Media West, Inc.

Dex Media Service LLC

R.H. Donnelley APIL, Inc.

Newdex, Inc.

Spruce Acquisition Sub, Inc.

SCHEDULE 2

CONSENTING LENDERS(1) AS OF SUPPORT AGREEMENT EFFECTIVE DATE

JPMorgan Chase Bank, N.A.

Deutsche Bank Trust Company Americas

Paulson & Co. Inc.

Bain Capital LLC — Sankaty

Ares Management LLC

Highland Capital Management LP

General Electric Capital Corporation

Bennett Management Corporation

(1)                                 Each entity listed below is either the legal and beneficial owner(s) of the Loans set forth on its respective signature pages to the Support Agreement or is or is an affiliate of a Person that has the power and authority to bind the legal and beneficial owner(s) with respect to such Loans.

EXHIBIT A

PLAN

See Exhibit L to the Amended and Restated Agreement and Plan of Merger at Exhibit 2.1

EXHIBIT B

SUPERMEDIA SUPPORT AGREEMENT

EXHIBIT C

FORM OF LENDER JOINDER

This Lender Joinder to the Support and Limited Waiver Agreement (as amended, supplemented or otherwise modified from time to time, the “Support Agreement”), dated as of December 5, 2012 by and among: (i) the lenders from time to time party thereto, (ii) Dex One Corporation, Dex Media, Inc., R.H. Donnelley Inc., Dex Media East, Inc., Dex Media West, Inc. and certain subsidiaries of Dex listed on Schedule 1(a) thereto (iii) JPMorgan Chase Bank, N.A., as administrative agent under the Dex East Credit Agreement and the Dex West Credit Agreement and (iv) Deutsche Bank Trust Company Americas, as administrative agent under the RHD Credit Agreement, a copy of which is attached to this Lender Joinder as Annex I, is executed and delivered by [                                  ] (the “Joining Lender Party”) as of [  ], 201[  ].  Each capitalized term used herein but not otherwise defined shall have the meaning set forth in the Support Agreement.

1.             Agreement to be Bound.  The Joining Lender Party hereby agrees to be bound by all of the terms of the Support Agreement.  The Joining Lender Party shall hereafter be deemed to be a “Consenting Lender” and a Party for all purposes under the Support Agreement.

2.             [Representations and Warranties.  [With respect to the aggregate principal amount of Claims held by the Joining Lender Party upon consummation of the Transfer of such Claims to the Joining Lender Party, the Joining Lender Party hereby makes, as of the date hereof, the representations and warranties of the Consenting Lenders set forth in Section 5 of the Support Agreement to each of the other Parties to the Support Agreement.](1) [The Joining Lender Party hereby makes, as of the date hereof, the representations and warranties of the Consenting Lenders set forth in Section 5 of the Support Agreement to each of the other Parties to the Support Agreement.](2)

3.             Governing Law.  This Lender Joinder shall be governed by and construed in accordance with the internal laws of the State of New York.

* * * * *

[THE REMAINDER OF THIS PAGE IS

INTENTIONALLY LEFT BLANK]

(1)                                 To be used if the Lender Joinder is being executed and delivered in connection with a Transfer.

(2)                                 To be used if the Lender Joinder is being executed and delivered by a Lender after the Bankruptcy Threshold Date.

IN WITNESS WHEREOF, the Joining Lender Party has caused this Lender Joinder to be executed as of the date first written above.

Entity Name of Joining Lender Party

Authorized Signatory:

By:
Name:
Title:

Applicable Credit Agreement:

Amount of Claim under Credit Agreement

$

Address:

ANNEX I

SUPPORT AGREEMENT

EXHIBIT D

TERM SHEET FOR

AMENDED AND RESTATED DEX EAST CREDIT AGREEMENT

See Exhibit G to the Amended and Restated Agreement and Plan of Merger at Exhibit 2.1

EXHIBIT E

TERM SHEET FOR

AMENDED AND RESTATED DEX WEST CREDIT AGREEMENT

See Exhibit G to the Amended and Restated Agreement and Plan of Merger at Exhibit 2.1

EXHIBIT F

TERM SHEET FOR

AMENDED AND RESTATED RHD CREDIT AGREEMENT

See Exhibit G to the Amended and Restated Agreement and Plan of Merger at Exhibit 2.1

EXHIBIT C

FORM OF LENDER JOINDER

This Lender Joinder to the Support and Limited Waiver Agreement (as amended, supplemented or otherwise modified from time to time, the “Support Agreement”), dated as of December 5, 2012 by and among: (i) the lenders from time to time party thereto, (ii) SuperMedia Inc. (“SuperMedia”) and certain subsidiaries of SuperMedia listed on Schedule 1 thereto and (iii) JPMorgan Chase Bank, N.A., as administrative agent under the Credit Agreement, a copy of which is attached to this Lender Joinder as Annex I, is executed and delivered by [                                  ] (the “Joining Lender Party”) as of [    ], 201[    ].  Each capitalized term used herein but not otherwise defined shall have the meaning set forth in the Support Agreement.

1.             Agreement to be Bound.  The Joining Lender Party hereby agrees to be bound by all of the terms of the Support Agreement.  The Joining Lender Party shall hereafter be deemed to be a “Consenting Lender” and a Party for all purposes under the Support Agreement.

2.             [Representations and Warranties.  [With respect to the aggregate principal amount of Claims held by the Joining Lender Party upon consummation of the Transfer of such Claims to the Joining Lender Party, the Joining Lender Party hereby makes, as of the date hereof, the representations and warranties of the Consenting Lenders set forth in Section 5 of the Support Agreement to each of the other Parties to the Support Agreement.](1) [The Joining Lender Party hereby makes, as of the date hereof, the representations and warranties of the Consenting Lenders set forth in Section 5 of the Support Agreement to each of the other Parties to the Support Agreement.](2)

3.             Governing Law.  This Lender Joinder shall be governed by and construed in accordance with the internal laws of the State of New York.

* * * * *

[THE REMAINDER OF THIS PAGE IS

INTENTIONALLY LEFT BLANK]

(1)           To be used if the Lender Joinder is being executed and delivered in connection with a Transfer.

(2)           To be used if the Lender Joinder is being executed and delivered by a Lender after the Bankruptcy Threshold Date.

IN WITNESS WHEREOF, the Joining Lender Party has caused this Lender Joinder to be executed as of the date first written above.

Entity Name of Joining Lender Party

Authorized Signatory:

By:
Name:
Title:

Amount of Claim under Credit Agreement

$

Address:

ANNEX I

SUPPORT AGREEMENT

EXHIBIT D

TERM SHEET FOR

AMENDED AND RESTATED CREDIT AGREEMENT

See Exhibit H to the Amended and Restated Agreement and Plan of Merger at Exhibit 2.1